UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:

John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2011 – December 31, 2011

Item 1. Reports to Shareholders.

Royce Value Trust Royce Micro-Cap Trust Royce Focus Trust	ANNUAL
REVIEW AND REPORT
TO STOCKHOLDERS

A Few Words on Closed-End Funds

Royce & Associates, LLC manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of primarily small-cap companies.

A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the Fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. This is in contrast to open-end mutual funds, in which the fund sells and redeems its shares on a continuous basis.

A Closed-End Fund Offers Several Distinct Advantages Not Available from an Open-End Fund Structure

•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•
Unlike Royce’s open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. The Funds resumed the quarterly distribution policies for their common stock, at a 5% annual rate, in March 2011. Please see page 18-20 for more details.

We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 13, 15 and 17. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 20 or visit our website at www.roycefunds.com.

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Table of Contents

Annual Review

Performance Table	2

Letter to Our Stockholders	3

Postscript: Why Volatility Is the Friend of Discipline	9

Small-Cap Market Cycle Performance	10

2011: In Quotes	64

Annual Report to Stockholders	11

For more than 35 years, we have used a value approach to invest in small-cap securities. We focus primarily on the quality of a company’s balance sheet, its ability to generate free cash flow and other measures of profitability or sound financial condition. We then use these factors to assess the company’s current worth, basing the assessment on either what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market.

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Performance Table

NAV Average Annual Total Returns	Through December 31, 2011

	Royce	Royce	Royce	Russell
	Value Trust	Micro-Cap Trust	Focus Trust	2000 Index

One-Year	-10.06%	-7.69%	-10.51%	-4.18%

Three-Year	19.21	20.22	18.83	15.63

Five-Year	-0.65	-0.94	1.53	0.15

10-Year	6.10	7.09	9.51	5.62

15-Year	8.86	9.18	9.74	6.25

20-Year	10.24	n.a.	n.a.	8.52

25-Year	10.17	n.a.	n.a.	8.68

Since Inception	10.13	10.05	9.95	n.a.

Inception Date	11/26/86	12/14/93	11/1/96 [1]	n.a.

[1]	Date Royce & Associates, LLC assumed investment management responsibility for the Fund.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies.

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Letter to Our Stockholders

Capitulation
A few years ago, we wrote that markets resemble Tolstoy’s families: All the happy ones are alike, and all the unhappy ones are unhappy in their own way. The past calendar year’s stock market results, which place it mostly, but not entirely, in the “unhappy” category, offer a striking example. One only has to compare it to recent years of poor performance to see its singularity. In 2008, stock markets across the globe cratered as part of a global financial crisis that saw once-mighty titans of Wall Street collapse. The crisis also had the effect of worsening both a correction in housing prices and a worldwide recession. (Of course, much of the globe’s current difficulties in capital markets and economies can be traced back to this event.) The crisis saw a widespread exit from stocks, with major indexes in the U.S. and elsewhere posting sizable double-digit losses for the year. Earlier in the decade, 2002 saw mostly negative results as the exploding Internet Bubble and the lingering effects of the events of 9/11 led many investors to sell equities. Results were mostly negative, but within a much larger range, depending on one’s exposure to Technology and related areas.
      We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility. The days between late April and the end of the year saw increasing numbers of investors opting to get out of equities, and stay out, which resulted in a large-scale capitulation that rivaled anything we have

We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility.

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Charles M. Royce, President

When used in a financial context, the
technical definition of ‘correlation’
is “a statistical measure of how two
securities move in relation to one
another.” Recently, this typically
obscure data point has moved into
the lexicon of mainstream investors
as it aptly describes the sort of
stock market returns that we have
experienced over the last few years.
That is, returns have been highly
“correlated” as the majority of stocks,
irrespective of sector, industry, market
cap, nation of origin or ostensible
investment profile (i.e., value or
growth), have either done well, as in
2009 and 2010, or poorly, as they did
in 2008 and 2011.

Why is correlation important?
Correlated markets present definite
challenges for disciplined contrarian
investors like ourselves. There is
simply not much incremental reward
for the contrary stance when share
prices are rising or falling more or
less indiscriminately throughout the
world’s stock markets. Our practice is
to go against the grain by investing
in companies or industries that
most investors are neglecting while
we ignore trendy or fast-growing
segments of the market that others
are championing. Our fundamental
analysis seeks to identify discounts

Continued on page 6...

Letter to Our Stockholders

seen during other recent bearish periods, when results were far, far worse. This last point made the past year as fascinating as it was frustrating. Investors fled or avoided stocks for many reasons—because they lacked confidence in political leaders both here at home and abroad to deal effectively with the challenges of stimulating the economy and responsibly coping with enormous debt; because they couldn’t bear the barrage of headlines with their seemingly endless parade of bad news; and because they simply ran out of patience with the daily jumps and dives of a market struggling to make sense of it all.
     Absent from this list is the state of the companies themselves. We would humbly suggest that the most relevant reasons why one would choose to invest in a business—its merits as a company, its prospects and the relationship these have to its stock price—were largely, if not wholly neglected through the market’s most tumultuous months. Again, this was unlike 2002, which for many Internet companies was an “Emperor’s New Clothes” moment, and 2008, when the threat was systemic and fundamentals were, at least at the most tense moments, irrelevant. The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012. While this created no end of short-term disappointments for us—2011 being one of the most challenging years for The Royce Funds in our history—it has also provided ample seeding for what we hope will be a bountiful harvest in the years to come. Following a recap of 2011 performance, we will offer a more detailed explanation of our optimism below.

Correlation
Perhaps the most notable thing about 2011 was how little returns shifted in the U.S. markets. High volatility was the order of the day through much of the year across most of the globe and was very much in evidence between August and the end of December. However, by the time the year ended, the major U.S. indexes posted returns that felt less like a bang than a whimper. After a solidly positive first half, the small-cap Russell 2000 Index came through the wild second half with a loss of 9.8%. For the same period, its large-cap counterparts, the Russell 1000 and S&P 500 Indexes, lost less, down 4.6% and 3.7%, respectively, while the more tech-laden Nasdaq Composite declined 6.1%.
      These single-digit declines belie the tortuous road of the year’s last six months. During the third quarter, each of the aforementioned indexes suffered significant double-digit losses, with the Russell 2000 down 21.9%, the Russell 1000 falling 14.7%, the S&P 500 off 13.9% and the Nasdaq losing 12.9%. Fears of European defaults and the possibility of a double-dip recession in the U.S. were factors, though U.S. and European investors may well have been more motivated to sell based on their utter lack of confidence in the abilities of the developed world’s political leaders to meet the challenges of economic stagnation and staggering government debt. When some progress seemed to be made on these fronts, share prices rebounded through much of the fourth quarter. The bull

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run was dominated by an October rally just as the third-quarter downturn was primarily driven by a disastrous August and September. Each major index finished the fourth quarter with double-digit gains. Small-caps led the way in this dynamic period, gaining 15.5%, compared to a gain of 11.8% for both the Russell 1000 and S&P 500 Indexes, and 7.9% for the Nasdaq. Yet after all the Sturm und Drang in 2011—in its second half in particular—here is where the four domestic indexes wound up for the calendar year: The Russell 2000 fell 4.2%, the Russell 1000 gained 1.5%, the S&P 500 climbed 2.1%, and the Nasdaq lost 1.8%. After a year of prices leaping and crashing, the U.S. stock markets did not move much at all. Were the bullish October and the less wildly volatile months of November and December positive signs that investors were beginning to pay less attention to headlines and more to company fundamentals? We would like to think so, but this remains an open question.

The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012.

     The ongoing possibility of government defaults in Portugal, Italy, Ireland, Greece, and Spain, as well as the resulting economic slowdown that gripped much of Europe, continued to weigh heavily on the minds of investors in the second half. This anxiety was reflected in the larger calendar-year losses for global, international and European indexes. The Russell Global ex-U.S. Small Cap Index finished the year down 18.7%, behind its large-cap sibling, the Russell Global ex-U.S. Large Cap Index, which declined 13.8%. Each enjoyed a modestly positive first half, up 0.8% and 4.1%, respectively, before succumbing to the same woes that afflicted the U.S. markets in the third quarter. The Russell Global ex-U.S. Small Cap was down 19.4% and its large-cap equivalent lost 20.1% in the third quarter. So far, so close to their U.S. compeers. Yet the non-U.S. markets lagged behind considerably in the fourth quarter, with the Russell Global ex-U.S. Small Cap gaining a paltry 0.1% and its large-cap sibling climbing 3.6%. It remains to be seen whether this was a temporary phenomenon, a sign that the global economy outside the U.S. remains weak, or was evidence that the U.S. economy, for all its struggles, remains fundamentally strong on both an absolute and relative basis.

     U.S. mid-cap stocks acquitted themselves well enough, though they did not lead the market in the second half as they did in the first, when the Russell Midcap Index gained 8.1%. The mid-cap index slid 18.9% in the third quarter before rebounding 12.3% in the fourth. For the year as a whole, the Russell Midcap was down 1.6%. As measured by the Russell Microcap Index, domestic micro-cap stocks continued to struggle, which was unsurprising in a market that saw investors growing less and less comfortable with risk through the end of September. After finishing the first half with a 3.1% gain, the microcap index declined 22.7% in the third quarter. So while its fourth-quarter gain of 13.8% was strong, it was not enough to shore up earlier losses. The Russell Microcap Index closed out 2011 with a 9.3% loss.

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when intrinsic value becomes
meaningfully detached from stock
prices. In general, we look for well-
managed businesses with pristine
financial profiles and histories of high
returns on invested capital that are
attractively priced on an absolute
basis. To find these attributes in
common often means that a company
has disappointed a set of shareholders
for any number of reasons such as poor
management execution, challenging
business conditions, increased
competition or earnings misses.

While still in an environment that
offers plenty of opportunity to locate
these kinds of companies, often in
industries that are falling out of favor
and/or are nearing the bottom of
a business cycle, our efforts are not
being rewarded as distinctly. Markets
where correlation is more historically
normal often see us enjoying the fruits
of earlier contrarian investments
that fit the profile we described. This
combination of reaping the benefits
of previous efforts while repositioning
for the future has historically led to
long-term performance differentiation
versus both small-cap indexes and
peers. Yet a correlated market can
constrict both kinds of opportunity.

There are two other, related
challenges: Highly correlated up
markets tend to reward passively
managed index funds and ETFs
(Exchange Traded Funds) because of
their inherently lower fee structure
and fully invested status. Correlated
downturns can also foster greater
demand for these same vehicles
as investors become frustrated

Continued on page 8...

Letter to Our Stockholders

Consternation
Loss unfortunately looms rather large over this year’s Review and Report. We were disappointed that our closed-end portfolios did not do better, especially in a year that saw mostly poor results for smaller companies. For decades, we have made risk management a central part of what we do here at Royce, and in 2011 we did not meet that challenge successfully. So while we are encouraged by the large number of opportunities that we sought to take advantage of throughout the year, the sting of a poor showing will remain sharp until performance improves.
          Net losses were most significant in three sectors: Materials companies, particularly those in the metals & mining industry, were hurt by volatile gold and silver prices. The Financials sector’s net losses came mostly from holdings in the capital markets group, including several asset management stocks, while many Information Technology companies failed to rebound in accordance with our expectations. Finally, results for Royce Value Trust and Royce Focus Trust, portfolios with greater exposure to non-U.S. stocks, suffered as both European and Asian markets posted more substantial losses than those in the U.S.

2011 NAV TOTAL RETURNS FOR THE ROYCE FUNDS VS. RUSSELL 2000 as of 12/31/11

          Even as we grapple with the year’s disappointments, we were struck by the inconsistent, decidedly nonlinear direction of average annual total returns for the Funds and for the major equity indexes over longer-term periods. The one- and five-year returns were low to negative, while the three-year numbers were terrific. The difference between the three- and five-year results is attributable to the former period spanning all of the recovery that ran from March 9, 2009 through April 29, 2011, along with just the tail end of the 2008 crisis and the volatile market of the last seven months of 2011. The five-year period encompassed all of these events as well as the low returns of 2007 and the deep declines of 2008. Most interesting to us is the 10-year period ended December 31, 2011, which includes the full peak-to-peak cycle that ran from July 13, 2007 through April 29, 2011,

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as well as the bulk of the previous cycle, which began on March 9, 2000 and lasted until July 13, 2007. This cycle includes, then, a large part of one major market dislocation—the bursting Internet bubble—and the bear market that was intensified by the global financial crisis in the fall of 2008. Even with these difficulties, small-cap results were solid for the Russell 2000 and strong to solid for our closed-end portfolios. Each of our closed-end funds outpaced the small-cap index on an NAV (net asset value) basis for the 10-year period ended December 31, 2011.

Contention
As we take the measure of the micro-cap, small-cap and mid-cap universe, we like much of what we see. We remain disciplined, bottom-up stock-pickers with a time horizon measured in years, so our sights are trained squarely on the long run. From that vantage point, we see a strong case to be made for investing in equities. What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent. So we expect that as the economy continues to grow and political leaders finally begin to implement workable policies, more investors will begin to notice that fundamentals are strong throughout the equity world, which should help to usher in a solid decade for stocks, one that we suspect will feature frequent leadership rotation between asset classes and between higher quality and more speculative stocks.
          In our estimation, small-caps look very well-positioned to bounce back strong as part of a general upward move for equities. More specifically, some recent research has shown that high-quality small-caps, as measured by returns on invested capital (ROIC), are not only cheap on an absolute basis, but relative to their large-cap counterparts as well. There has been a lot of recent analysis devoted to showing that small-caps are statistically more expensive than large-caps, yet many of the companies that have been drawing our interest are not. It comes as no surprise, then, that we think this is a very opportune time for active small-cap management. Historically, when returns are both highly correlated and underwhelming, inefficiencies develop that we seek to use to our long-term advantage. We are confident that active small-cap managers can generate satisfactory absolute results when returns begin to differentiate again. As we detailed in a research paper on the importance of active small-cap management, consistency, discipline and a long-term investment horizon are critical to realizing the goal of strong absolute long-term results that, as a byproduct of that effort, have also beaten small-cap benchmarks. The last several years have certainly underscored the poor track record of predictions for markets and economies, but as equity returns become less closely correlated, we see the potential for active and disciplined small-cap management to succeed.

What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent.

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with mounting losses. In addition, investors, losing sight of the long view, also tend to lose their appetite for actively managed products when short-term performance differentiation is diminished.

Unsurprisingly, then, a correlated
market usually indicates a low
tolerance for risk. While this
can help over the long run—the
rampant selling during the last
seven months of 2011 created as
large a set of purchase opportunities
as we’ve seen in nearly three years—
it also equates to ample levels of
emotional and undifferentiated
selling, which hinders more
established positions from rising to
price levels that our analysis indicates
they are capable of attaining.

Throughout much of 2011, we
found ourselves building existing
positions and revisiting old favorites
at least as frequently as investing
in new companies. In all cases, our
purchases comprised high-conviction
ideas as we sought to ultimately tap
the inevitable differentiation that
occurs between corporate performance
and correlated investor sentiment.
While not necessarily rewarding in
the short run, taking advantage of
such mispricings remains the best
way we know of building strong,
long-term performance.

Letter to Our Stockholders

Conclusion
This is the environment for which we have been preparing. We invested in 2011 in much the same way that we have since 1972—with a disciplined, long-term approach that searches far and wide for what we deem are attractive prices for great companies. Historically, we have sought to use volatility as part of our arsenal of tactics. Highly volatile markets tend to create even greater opportunities because they drive share prices lower, and they do so with little or no regard for a business’s fundamentals. While this helped to create a host of short-term disappointments last year, at the same time it presented us with a number of what we believe are very promising long-term opportunities. It is also important to point out that, though daily volatility was very high, monthly returns in 2011 were not as wildly out of sync with other years as the day-to-day drama might lead one to believe. We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

Sincerely,

Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
January 31, 2012

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Why Volatility Is the Friend of Discipline

Throughout much of Royce’s history, we have talked about our attempts to use stock market volatility to our advantage without offering a great deal of detail about precisely how that works. We have always made an implicit assumption that the bulk of our readers nod in agreement with statements, which tend to proliferate in our materials during bear markets, that describe market tumult as the value investor’s friend. With close to four years of particularly tumultuous markets in the books (and who- knows-what still to come), we reexamined this and concluded that volatility was a subject worth discussing at greater length, both for its own sake and

     First, we have an unshakeable conviction that entry price is a key constituent of attractive long-term results. We also believe strongly in the idea that success in equity investing is best and most consistently achieved with a disciplined approach that values deep knowledge about companies, much of which focuses on establishing the worth of a business. Our analysis of the intrinsic value of a business is among the primary factors used in determining what we think we should pay for a stock in order to potentially maximize our return while also seeking to minimize risk.
     This is where volatility becomes key. In highly volatile markets, increasingly for the sake of offering more details about how and why volatile stock prices play such a crucial role in our quest for strong absolute returns achieved over the long term.
      The term ‘volatile’ originally derives from Chemistry, defined in that discipline by the American Heritage Dictionary as “evaporating readily at normal temperatures and pressures” or “capable of being readily vaporized,” which unfortunately may describe some investors’ experiences with equity returns over the last few years. In a more general sense, it means (among other related things), “tending to vary often, as in price: the ups and downs of volatile stocks.” In one sense, then, the globe’s equity markets are volatile every day as each day’s trading brings changing prices. However, there is a range of price movement that is widely viewed as “normal” or “typical,“ though that range is admittedly flexible depending on current emotional and/or short-sighted sellers tend to keep on selling, allowing us to buy opportunistically. As bottom- up, quality-centric investors, we like to see stock prices with a pronounced downside disconnect between a company’s fundamentals (such as a strong balance sheet, long-term earnings history and positive cash flow) and its share price. The greater the difference, the more promising the opportunity.
      The bulk of our purchases throughout 2011 (and large swaths of the last four years) have followed this pattern. Of course, few of the purchases made in 2011 have borne fruit to date. Since we typically hold stocks for two to five years, this is not troubling. If anything, the turbulence of the last few years has only solidified the importance of our long-term outlook. As we wade through a still unsettled global economy, governments throughout the developed and past market conditions. (The most popular measure of stock market volatility is the Chicago Board Options Exchange Market Volatility Index, commonly referred to as ‘the VIX,’ which measures the implied volatility of S&P 500 index options.)
     Over the last few years, certainly since the fall of 2008, market volatility has seen frequent and often dramatic spikes, with the just-ended 2011 adding several more heart-stopping sessions, especially between August and November. It is not our task here to determine whether or not the market’s extreme behavior during this period was good, bad or otherwise. Instead, we want to offer our take on the market’s recent activity as an illustration of how we seek to use dramatic swings in share prices to help us build wealth for our shareholders over the long run.

world overburdened with debt and a thus-far fragile (and mostly jobless) economic recovery underway here in the U.S., we find an investment horizon measured in years is even more of a necessity than it usually is.
      So while last year was highly challenging and at times very frustrating, we have been pleased with the values that we have found in micro-cap, small-cap and mid-cap companies across the globe. Along with the slowly improving U.S. economy, these opportunities, which high volatility has been instrumental in creating, give us a quiet optimism about the years ahead, a sense of confidence made possible by the market’s wild swings.

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Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market period.

Since the Russell 2000’s inception on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index— the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

Peak-to-Peak (7/13/07-4/29/11)
The most recently completed cycle lasted approximately three and a half years and saw a modest gain for the small-cap index. Small-cap value was actually underwater for the full cycle, while small-cap growth was marginally positive. Only Royce Focus Trust outperformed the small-cap index for the just completed cycle.

Peak-to-Trough (7/13/07-3/9/09)
Performance during the peak-to-trough phase of the most recent cycle was especially difficult, encompassing the financial crisis of late 2008 and early ’09. Surprisingly, growth narrowly outperformed value during this phase. Once again, Royce Focus Trust outpaced the Russell 2000 Index during this down phase.

Trough-to-Peak (3/9/09-4/29/11)
The dynamic market recovery lasted 25 months and saw the small-cap index appreciate 159.3% (50%+ per annum). Both value and growth saw substantial gains during this period, although growth once again provided the advantage. Each of our closed-end funds outperformed the small-cap index.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE FUNDS NAV TOTAL RETURNS VS. RUSSELL 2000 INDEX:
MARKET CYCLE RESULTS

	Peak-to-	Peak-to-	Trough-to-	Peak-to-
	Peak	Trough	Peak	Current
	7/13/07-	7/13/07-	3/9/09-	4/29/11-
	4/29/11	3/9/09	4/29/11	12/31/11

Russell 2000	6.6%	-58.9%	159.3%	-13.5%

Russell 2000 Value	-1.4	-61.1	153.7	-12.8

Russell 2000 Growth	14.3	-56.8	164.4	-14.2

Royce Value Trust	6.2	-65.6	208.3	-19.3

Royce Micro-Cap Trust	-0.5	-66.3	195.5	-14.1

Royce Focus Trust	10.2	-58.3	164.0	-19.2

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. See page 2 for important performance information for all of the above funds.

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The Royce Funds 2011 Annual Report to Stockholders | 11

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/11

July-December 2011[1]			-14.66%

One-Year			-10.06

Three-Year			19.21

Five-Year			-0.65

10-Year			6.10

15-Year			8.86

20-Year			10.24

25-Year			10.17

Since Inception (11/26/86)			10.13

[1]Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RVT	Year	RVT

2011	-10.1%	2003	40.8%

2010	30.3	2002	-15.6

2009	44.6	2001	15.2

2008	-45.6	2000	16.6

2007	5.0	1999	11.7

2006	19.5	1998	3.3

2005	8.4	1997	27.5

2004	21.4	1996	15.5

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Coherent			1.3%

HEICO Corporation			1.2

Oil States International			1.2

Alleghany Corporation			1.1

Advisory Board (The)			1.0

Woodward			1.0

Carter’s			1.0

Mohawk Industries			0.9

Sapient Corporation			0.9

Simpson Manufacturing			0.9

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrials			27.9%

Information Technology			22.3

Financials			20.6

Consumer Discretionary			12.2

Materials			9.9

Health Care			7.3

Energy			6.0

Consumer Staples			2.3

Telecommunication Services			0.6

Diversified Investment Companies			0.5

Miscellaneous			4.9

Bond and Preferred Stock			0.1

Cash and Cash Equivalents			8.2

Royce Value Trust

Manager’s Discussion
Results for Royce Value Trust (RVT) were disappointing on both an absolute and relative basis in 2011. For the calendar year, RVT fell 10.1% on an NAV (net asset value) basis and 10.5% on a market price basis, in both instances trailing its unleveraged benchmarks, the Russell 2000 Index, which fell 4.2%, and the S&P SmallCap 600 Index, which gained 1.0%, for the same period. In a year that was marked both by high volatility and close correlation, we were not pleased with performance, especially during periods which saw generally poor results, periods in which the Fund has often held its value more effectively.
     During the first half of the year, RVT was behind its benchmarks, climbing 5.4% on an NAV basis and 5.3% based on market price compared to gains of 6.2% for the Russell 2000 and 7.5% for the S&P SmallCap 600. Small-cap stocks reached a peak on April 29, 2011, though the worst of the year’s losses came later, during August and September. A combination of anxieties drove investors away from equities, including potential European defaults, the possibility of an economic slowdown in China, and the debt ceiling fiasco here in the U.S., which had the ripple effects of undermining confidence in our political leadership and stoking fears of a double-dip recession. These developments led to an extremely bearish third quarter, during which RVT suffered along with the rest of the market—there were mostly double-digit losses for indexes across the globe. The Fund fell 25.2%

on an NAV basis and 24.4% on a market price basis compared to respective declines of 21.9% and 19.8% for the Russell 2000 and S&P SmallCap 600.
     When economic news improved in the U.S., it sparked a dynamic domestic rally following the small-cap low on October 3. The rest of October, while still volatile, was pleasantly bullish before the pace of the bull run slowed to a trot in November and December. In the year’s final quarter, RVT again trailed its benchmarks, gaining 14.2% based on NAV and 12.6% on a market price basis, while the Russell 2000 climbed 15.5% and the S&P SmallCap 600 rose 17.2%.
     We were more satisfied with the Fund’s longer-term results. On an NAV basis, RVT outpaced both its benchmarks for the three-, 15-, 25-year and since inception (11/26/86) periods ended December 31, 2011. The Fund also provided an edge over the Russell 2000 for the 10-year and 20-year periods. RVT’s NAV average annual total return for the since inception period ended December 31, 2011 was 10.1%.

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Advisory Board (The)	0.33%

HEICO Corporation	0.31

Sturm, Ruger & Co.	0.30

Carter’s	0.27

RLI	0.22

[1]Includes dividends

     Only the Industrials sector finished the year in the black, and with a modest net contribution at that. The Fund’s top two contributors for the calendar year came from that sector and were also top-ten positions at the end of 2011. The Advisory Board offers various programs, services, and software that focus on best practices research services which include identifying both effective management practices and widely followed but ineffective practices, along with analyzing emerging trends in

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

12 | The Royce Funds 2011 Annual Report to Stockholders

Performance and Portfolio Review

healthcare and education. Growing revenues, earnings and cash flow helped the stock to enjoy a particularly robust second half, as some investors were looking past macro-driven headlines at what we see as a well-managed, efficiently run business. It was the Fund’s fifth-largest position at the end of the year. HEICO Corporation, the Fund’s second-largest holding at the end of December, manufactures electronic products primarily for the aerospace & defense industries. Growing global air traffic has helped to create robust demand for aftermarket airplane parts. Airlines have thus been increasing capacity, and their own improved financial condition made them more willing to spend on parts re-stocking as the economy slowly recovers. We still like its core business, steady earnings and strong balance sheet.
     The Financials, Materials and Information Technology sectors were the year’s net loss leaders. The first of these three sectors saw the bulk of its declines come from holdings in the capital markets industry, which almost doubled that of RVT’s next-worst-performing industry, the metals & mining group. The Financials sector was home to three of the Fund’s loss leaders, with two coming from the capital markets group. MF Global made headlines and caused embarrassment both for its well-known CEO and investors like ourselves, who had believed in the integrity, transparency, and capabilities of the company. For many years, we have had a high opinion of the business of asset manager AllianceBernstein Holding. Its business has endured difficulties in the current low-interest rate environment, while also experiencing steady outflows and earnings disappointments. We added shares between May and August.

     Poor investment results hurt the performance of E-L Financial, a Toronto-based investment and insurance holding company. Believing in the business’s long-term prospects, we added to our position in August and September. We also built our stake in MoneyGram International, which provides money transfer and bill payment services. It was a comparably small holding that had an outsized negative effect on 2011 performance. Its stock price slid precipitously in July and again in November. The first slide was mostly the result of a hefty quarterly loss brought on by the firm’s attempts at restructuring and recapitalization. The second was an unhappy reaction to a reverse stock split—often seen as a company-driven attempt to invigorate a sluggish stock price—and a secondary offering, which investors usually regard as dilutive.

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

MF Global Holdings	-0.63%

E-L Financial	-0.34

AllianceBernstein Holding L.P.	-0.30

MoneyGram International	-0.29

Rofin-Sinar Technologies	-0.29

[1]Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/26/86) through 12/31/11

[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all annual distributions and fully participated in primary subscriptions of the Fund’s rights offerings.

[2]	Reflects the actual market price of one share as it traded on the NYSE.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$1,310 million

Weighted Average P/E Ratio[2]	14.2x

Weighted Average P/B Ratio	1.6x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	86.9%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	27.7%

Fund Total Net Assets	$1,187 million

Net Leverage[3]	15%

Turnover Rate	26%

Number of Holdings	550

Symbol
Market Price	RVT
NAV	XRVTX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/11).
[3] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/11 at NAV or Liquidation Value

68.0 million shares of Common Stock	$967 million

5.90% Cumulative Preferred Stock	$220 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Stockholders | 13

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/11

July-December 2011[1]			-10.48%

One-Year			-7.69

Three-Year			20.22

Five-Year			-0.94

10-Year			7.09

15-Year			9.18

Since Inception (12/14/93)			10.05

[1]Not annualized

CALENDAR YEAR NAV TOTAL RETURNS

Year	RMT	Year	RMT

2011	-7.7%	2003	55.5%

2010	28.5	2002	-13.8

2009	46.5	2001	23.4

2008	-45.5	2000	10.9

2007	0.6	1999	12.7

2006	22.5	1998	-4.1

2005	6.8	1997	27.1

2004	18.7	1996	16.6

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Kennedy-Wilson Holdings			1.8%

Sapient Corporation			1.6

Epoch Holding Corporation			1.6

Charming Shoppes			1.3

America’s Car-Mart			1.3

Raven Industries			1.3

Tennant Company			1.3

Drew Industries			1.2

Seneca Foods			1.1

Richardson Electronics			1.1

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Industrials			25.9%

Financials			19.6

Information Technology			19.2

Consumer Discretionary			13.2

Materials			8.2

Health Care			6.1

Energy			4.0

Consumer Staples			3.7

Utilities			0.0

Miscellaneous			4.9

Preferred Stock			0.3

Cash and Cash Equivalents			16.4

Royce Micro-Cap Trust

Manager’s Discussion
Following two years of outsized gains for micro-cap stocks in 2009 and 2010, our mean reversion tendencies anticipated at least some moderation in the torrid pace micro-caps had established prior to 2011. What we did not expect was a substantial mid-year decline eerily reminiscent of the most difficult periods in the midst of the financial crisis. Precipitated by Congress’s inability to pass a usually routine increase in the debt ceiling, Standard & Poor’s took the historic step of downgrading the U.S. sovereign credit rating. While most bond investors dismissed the action, seeing nothing incremental to fear in the creditworthiness of the U.S. government, equity investors reacted far more negatively. In this challenging year for equities, Royce Micro-Cap Trust (RMT) declined 7.7% on an NAV (net asset value) basis, and 5.0% based on the market price of its shares, underperforming its unleveraged small-cap benchmark, the Russell 2000, which lost 4.2%, while outperforming the Russell Microcap index, which fell 9.3%.

     During the year’s first half, RMT gained 3.1% on an NAV basis, and 3.3% based on the market price of its shares. The Fund underperformed the small-cap index, which advanced 6.2%, and was in line with the micro-cap index, which rose 3.1%, for the same period. Volatility began to creep into the markets during the second quarter, but that period looks quite placid compared to the wildly volatile third quarter, a period that saw most stock indexes post steep double-digit declines. RMT fell in step with stocks as a whole, losing 20.8% (NAV) and 21.2% (market) compared to declines of 21.9% for the Russell 2000 and 22.7% for the Russell Microcap. The fourth quarter recouped largely half of the third quarter’s decline, as better-than-expected corporate earnings and resilience in the U.S. economy somewhat rejuvenated investors’ interest in stocks. The Fund was again closely correlated with the performance of its benchmark and the micro-cap index, with gains of 13.0% (NAV) and 16.7% (market) versus 15.5% for its benchmark and 13.8% for the Russell Microcap.

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Epoch Holding Corporation	0.60%

Charming Shoppes	0.57

Virtus Investment Partners	0.42

America’s Car-Mart	0.38

Advisory Board (The)	0.37

[1]Includes dividends

     Even with an relatively undistinguished year in 2011, the Fund maintained its impressive lead from the small-cap low on March 9, 2009 through December 31, 2011. RMT advanced 153.8% on an NAV basis and 176.2% on a market price basis compared to the Russell 2000, which was up 124.3%, and the Russell Microcap, which rose 117.4%. We also were very pleased with the Fund’s longer-term NAV results. RMT outpaced the micro-cap index (for which data only goes back to 2000) on an NAV basis for the three-, five- and 10-year periods ended December 31, 2011. On an NAV basis, the Fund also outperformed the Russell 2000 for the three-, 10-, 15-year and since inception (12/14/93) periods ended December 31, 2011. RMT’s NAV average annual total return since inception was 10.1%.
     Not surprising in this negatively correlated period for stocks, all of the Fund’s equity sectors were detractors from performance in 2011, with Information Technology having the largest

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

14 | The Royce Funds 2011 Annual Report to Stockholders

Performance and Portfolio Review

negative impact, followed by Energy, Materials and Consumer Discretionary. These sectors were among the most economically sensitive areas of the market and were hard hit in large part because investors sought to protect themselves from the possibility of another recession. At the industry level, results were more balanced, with three of the top four positive contributors coming from the Industrials sector—professional services, commercial services & supplies, and industrial conglomerates were joined by specialty retail from the Consumer Discretionary space to make up the top four. Energy equipment & services, semiconductors & semiconductor equipment, and metals & mining were the most significant detractors at the industry level.
     Epoch Holding, a publicly traded investment management company overseeing over $19 billion in assets, was the Fund’s top individual performer in 2011. A long-term holding of the Fund, this value-based equity asset manager continued to improve on its strong long-term performance record and saw a steady increase in its asset base. Charming Shoppes was another notable performer. This specialty retailer of women’s plus size apparel made substantial progress in a long-anticipated restructuring. Following three years of losses, the company engaged new leadership, continued to close underperforming stores, divested a non-core brand, and retained Barclays Capital as its financial adviser to explore strategic alternatives, all of which helped lead to substantial appreciation in the shares.

     Origin Agritech, the Fund’s leading detractor, is a U.S.-listed company headquartered in China that manufactures hybrid and genetically modified crop seeds. The company reported earnings that fell short of expectations mostly as a result of a drop in revenues due to farmers’ changing planting schedules and higher-than-expected R&D expenses. Another notable loser was Willbros Group, an engineering and construction company serving primarily the oil and gas industry. Shares were weighed down by substantial legal fees related to an ongoing dispute over the disposition of the company’s Nigerian assets from 2007, along with a drop in the company’s backlog due to delays in large pipeline construction projects. We continue to hold shares because we like the company’s improving balance sheet, the diminishing financial impact of legacy legal issues, and its potential to benefit from improving trends in the energy infrastructure market.

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

Origin Agritech	-0.31%

Support.com	-0.29

Willbros Group	-0.28

Colony Financial	-0.27

Cogo Group	-0.27

[1]Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (12/14/93) through 12/31/11

[1]
Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($7.50 IPO), reinvested distributions and fully participated in the primary subscription of the 1994 rights offering.

[2]	Reflects the actual market price of one share as it traded on the NYSE and, prior to 12/1/03, on Nasdaq.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$304 million

Weighted Average P/E Ratio[2]	15.6x

Weighted Average P/B Ratio	1.3x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	91.1%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	14.0%

Fund Total Net Assets	$339 million

Net Leverage[3]	5%

Turnover Rate	30%

Number of Holdings	328

Symbol
Market Price	RMT
NAV	XOTCX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 12/31/11).
[3] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/11 at NAV or Liquidation Value

28 million shares of Common Stock	$279 million

6.00% Cumulative Preferred Stock	$60 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Stockholders | 15

AVERAGE ANNUAL NAV TOTAL RETURNS
Through 12/31/11

July-December 2011[1]			-13.71%

One-Year			-10.51

Three-Year			18.83

Five-Year			1.53

10-Year			9.51

15-Year			9.74

Since Inception (11/1/96)[2]			9.95

[1] Not annualized
[2] Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

CALENDAR YEAR NAV TOTAL RETURNS

Year	FUND	Year	FUND

2011	-10.5%	2003	54.3%

2010	21.8	2002	-12.5

2009	54.0	2001	10.0

2008	-42.7	2000	20.9

2007	12.2	1999	8.7

2006	15.8	1998	-6.8

2005	13.3	1997	20.5

2004	29.3

TOP 10 POSITIONS % of Net Assets Applicable to Common Stockholders

Berkshire Hathaway Cl. B			3.8%

Microsoft Corporation			3.4

Analog Devices			3.4

Buckle (The)			3.3

Allied Nevada Gold			3.2

Franklin Resources			3.2

Exxon Mobil			3.1

Western Digital			3.1

Newmont Mining			3.0

Mosaic Company (The)			2.8

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets Applicable to Common Stockholders

Materials			29.1%

Financials			19.8

Information Technology			16.8

Energy			13.4

Industrials			8.0

Consumer Discretionary			7.4

Consumer Staples			6.8

Health Care			1.3

Cash and Cash Equivalents			14.0

Royce Focus Trust

Manager’s Discussion
Although equity results were highly correlated in 2011, some performances were worse than others, an observation that unfortunately includes the calendar-year results for Royce Focus Trust (FUND). In 2011, the Fund fell 10.5% on an NAV (net asset value) basis and 11.7% on a market price basis, in each case trailing its unleveraged small-cap benchmark, the Russell 2000 Index, which lost 4.2% for the same period. It was a disappointing year for FUND on both an absolute and relative basis.
     The Fund trailed its benchmark during the first half of the year on both an NAV and market price basis, finishing June with a 3.7% NAV gain and a 5.5% market price return versus an advance of 6.2% for the small-cap index. Volatility, which first gathered force in the second quarter, picked up momentum as temperatures heated up. Numerous fears drove investors away from stocks—anxiety over European sovereign defaults, a slowdown in China, the U.S. Congress’s failure to pass a routine increase in the debt ceiling limit (and the subsequent downgrade to our nation’s credit rating), and the possibility of a double-dip recession all played a role in the dramatic summer sell-off. During this third-quarter downdraft, the Fund offered a slight edge, as it fell 20.5% on an NAV basis and 21.2% on a market price basis, while the Russell 2000 declined 21.9%.

     Unfortunately, FUND was not able to hold or build on this relative advantage during the bullish fourth quarter, when U.S. stocks staged a welcome rally. Between the beginning of October and the end of December, the Fund gained 8.5% on an NAV basis and 6.2% on a market price basis, while its small-cap benchmark rallied 15.5%. These results in the year’s final quarter were particularly frustrating because FUND’s struggles in the rally played a large role in both its underperformance and lackluster absolute result in 2011.
     We felt much better about the Fund’s longer-term returns, especially its NAV results, which remained strong on a relative basis while also showing key pockets of strength in the three-, 10-, 15-year and since inception of Royce’s management (11/1/96) periods ended December 31, 2011. During the most recent full market cycle period—from the previous small-cap peak on July 13, 2007 through the small-cap peak on April 29, 2011—the Fund gained 10.2% on an NAV basis versus 6.6% for the Russell 2000. (Please see page 10 for more market cycle results.)      On a market price basis, FUND beat its

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Associates	1.56%

Timberland Company (The) Cl. A	0.71

Nu Skin Enterprises Cl. A	0.60

Sanderson Farms	0.50

Buckle (The)	0.45

[1]Includes dividends

benchmark for the 10-year, 15-year and since inception of our management periods ended December 31, 2011. On an NAV basis, the Fund outpaced the Russell 2000 for the three-, five-, 10-, 15-year and since inception of our management periods ended December 31, 2011. FUND’s NAV average annual total return since inception was 9.9%.
     Six of the Fund’s nine equity sectors finished the year with net losses. Of those three with net gains for the year—Consumer Discretionary, Consumer Staples and Health Care—the first two made solid contributions, while the third exited 2011 with very modest net gains. The Materials sector had the most substantial negative impact on annual results, with losses more than double

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-cap companies, which may involve considerably more risk than investing in a more diversified portfolio of larger-cap companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

16 | The Royce Funds 2011 Annual Report to Stockholders

Performance and Portfolio Review

that of Financials, the Fund’s next largest detractor on a sector basis. One industry within the Materials sector, metals & mining, registered larger net losses than any of the portfolio’s remaining sectors. After coping with various operational issues during the first half of the year, many gold and silver miners faced the added headwind of increasingly volatile precious metals commodity prices during the tumultuous third quarter. During that period, when increased mining expenses and operational issues were still impacting the industry, especially its smaller businesses, share prices began to decline even more sharply. Most of these companies also failed to participate in any meaningful way in the fourth-quarter rally for stocks.
     The frustrations of 2011 aside, we continue to see great potential for many of these companies. The conditions for improved gold and silver prices remain in place. Historically, interest rates being below long-term inflation rates has provided a tailwind for gold, and this inspires confidence going forward. We increased our position in exploration company Seabridge Gold in March and added shares of Pan American Silver during April. The latter faced delays in an Argentinian mine of its own and had a few small production disappointments. In the first half of the year, it also had to tackle concerns, since resolved, about how newly elected leaders in Bolivia and Peru would treat mining operations in those nations. These issues were more than enough to keep investors selling. Seabridge Gold struggled in a market that was challenging for most gold and silver miners, but was even tougher on companies involved only in exploration.

     We also held a good-sized stake in scrap metal manufacturer and recycler Schnitzer Steel Industries. A decline in scrap metal prices hurt its share price, as did fears of a global industrial slowdown that was particularly unkind to commodity-based cyclicals. After bottoming out in October, its stock rallied a bit through the end of the year. We still like the core business of two companies involved in high brightness light emitting diodes (HB LEDs) equipment. Although we chose to hold shares of Veeco Instruments, we parted ways with German firm Aixtron in October. On the other side of the ledger, Varian Semiconductor Equipment Associates and The Timberland Company were, like many small-cap businesses of late, subject to M&A (mergers & acquisitions) activity. We sold our shares in both as their share prices rose on news of each respective acquisition.

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

Seabridge Gold	-1.50%

Pan American Silver	-1.28

Schnitzer Steel Industries Cl. A	-0.97

Veeco Instruments	-0.95

Aixtron ADR	-0.91

[1] Net of dividends

MARKET PRICE PERFORMANCE HISTORY SINCE INCEPTION (11/1/96)[3] through 12/31/11

[1]	Reflects the cumulative total return experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the 2005 rights offering.
[2]	Reflects the actual market price of one share as it traded on Nasdaq.
[3]	Royce & Associates assumed investment management responsibility for the Fund on 11/1/96.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$4,754 million

Weighted Average P/E Ratio[2]	12.2x

Weighted Average P/B Ratio	1.8x

U.S. Investments (% of Net Assets applicable to Common Stockholders)	77.8%

Non-U.S. Investments (% of Net Assets applicable to Common Stockholders)	24.8%

Fund Total Net Assets	$176 million

Net Leverage[3]	3%

Turnover Rate	33%

Number of Holdings	55

Symbol
Market Price	FUND
NAV	XFUNX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/11).
[3] Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets applicable to Common Stockholders.

CAPITAL STRUCTURE
Publicly Traded Securities Outstanding at 12/31/11 at NAV or Liquidation Value

20 million shares of Common Stock	$151 million

6.00% Cumulative Preferred Stock	$25 million

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Stockholders | 17

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
1997	Annual distribution total $1.21		15.374	230	52,556	46,814
1998	Annual distribution total $1.54		14.311	347	54,313	47,506
1999	Annual distribution total $1.37		12.616	391	60,653	50,239
2000	Annual distribution total $1.48		13.972	424	70,711	61,648
2001	Annual distribution total $1.49		15.072	437	81,478	73,994
2002	Annual distribution total $1.51		14.903	494	68,770	68,927
1/28/03	Rights Offering	5,600	10.770	520
2003	Annual distribution total $1.30		14.582	516	106,216	107,339
2004	Annual distribution total $1.55		17.604	568	128,955	139,094
2005	Annual distribution total $1.61		18.739	604	139,808	148,773
2006	Annual distribution total $1.78		19.696	693	167,063	179,945
2007	Annual distribution total $1.85		19.687	787	175,469	165,158
2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435
3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669
12/2/10	Distribution $0.03		13.850	23	179,730	156,203
2011	Annual distribution total $0.78[3]		13.043	656

12/31/11		$21,922		11,399	$161,638	$139,866

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
2 Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
3 Includes a return of capital.

18 | The Royce Funds 2011 Annual Report to Stockholders

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

History		Amount Invested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026
12/6/01	Distribution $0.57		9.880	114	24,701	21,924
2002	Annual distribution total $0.80		9.518	180	21,297	19,142
2003	Annual distribution total $0.92		10.004	217	33,125	31,311
2004	Annual distribution total $1.33		13.350	257	39,320	41,788
2005	Annual distribution total $1.85		13.848	383	41,969	45,500
2006	Annual distribution total $1.55		14.246	354	51,385	57,647
2007	Annual distribution total $1.35		13.584	357	51,709	45,802
2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807
3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212
12/2/10	Distribution $0.08		9.400	40	53,094	45,884
2011	Annual distribution total $0.53[3]		8.773	289

12/31/11		$8,900		4,971	$49,014	$43,596

Royce Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207

12/31/11		$7,044		3,616	$26,614	$22,784

1 The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
2 Other than for initial purchase, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
3 Includes a return of capital.

The Royce Funds 2011 Annual Report to Stockholders | 19

Distribution Reinvestment and Cash Purchase Options

Have the Funds resumed their managed distribution policies for common stockholders?
The Funds resumed their quarterly distribution policy for Common Stockholders in March 2011, at the annual rate of 5%.

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if Computershare is properly notified.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your Fund shares with Computershare for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2011.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43010, Providence, RI 02940-3010, telephone (800) 426-5523.

20 | The Royce Funds 2011 Annual Report to Stockholders

Royce Value Trust	December 31, 2011

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 114.5%

Consumer Discretionary – 12.2%
Auto Components - 0.4%
China XD Plastics [1]	79,200	$422,928
Gentex Corporation	50,000	1,479,500
Minth Group	1,693,200	1,587,116
Norstar Founders Group 1,[2]	524,000	24,626
Williams Controls	37,499	414,739

		3,928,909

Automobiles - 0.3%
Thor Industries	50,000	1,371,500
Winnebago Industries [1]	222,500	1,642,050

		3,013,550

Distributors - 1.0%
LKQ Corporation 1,[3]	230,000	6,918,400
Weyco Group	97,992	2,405,704

		9,324,104

Diversified Consumer Services - 1.5%
Anhanguera Educacional Participacoes	80,000	862,083
ChinaCast Education [1]	135,642	830,129
Corinthian Colleges 1,[3]	59,500	129,115
MegaStudy	13,700	1,308,160
Regis Corporation	233,800	3,869,390
Sotheby's	175,700	5,012,721
Steiner Leisure [1]	15,042	682,756
Universal Technical Institute [1]	153,021	1,955,608

		14,649,962

Hotels, Restaurants & Leisure - 0.2%
Benihana [1]	3,300	33,759
CEC Entertainment	64,100	2,208,245

		2,242,004

Household Durables - 2.4%
Desarrolladora Homex ADR 1,[3]	14,100	237,867
Ekornes	55,000	901,210
Ethan Allen Interiors	345,800	8,198,918
Hanssem	39,100	690,699
Harman International Industries	51,000	1,940,040
Mohawk Industries [1]	150,200	8,989,470
NVR [1]	500	343,000
Universal Electronics [1]	10,000	168,700
Woongjin Coway	50,000	1,588,541

		23,058,445

Internet & Catalog Retail - 0.3%
Manutan International	40,573	1,774,893
Takkt	106,000	1,168,863

		2,943,756

Leisure Equipment & Products - 0.3%
Beneteau	65,000	680,750
† Shimano	53,000	2,575,289

		3,256,039

Media - 1.1%
Global Sources [1]	49,171	238,480
Lamar Advertising Cl. A [1]	51,000	1,402,500
Morningstar	109,800	6,527,610

Consumer Discretionary (continued)	SHARES	VALUE
Media (continued)
Pico Far East Holdings	13,679,000	$2,448,151

		10,616,741

Multiline Retail - 0.1%
New World Department Store China	1,754,700	998,606

Specialty Retail - 1.6%
Ascena Retail Group [1]	68,280	2,029,282
Dickson Concepts (International)	434,300	225,912
Dover Saddlery 1,[3]	17,821	70,927
GameStop Corporation Cl. A 1,[3]	24,400	588,772
Hengdeli Holdings	1,660,250	540,833
Jos. A. Bank Clothiers [1]	17,000	828,920
Lewis Group	200,000	1,985,742
Luk Fook Holdings (International)	202,000	704,839
Men's Wearhouse (The)	31,000	1,004,710
Sa Sa International Holdings	1,200,000	662,838
Stein Mart [1]	167,800	1,142,718
Systemax [1]	224,000	3,675,840
West Marine [1]	131,100	1,524,693

		14,986,026

Textiles, Apparel & Luxury Goods - 3.0%
Anta Sports Products	653,200	780,483
Carter's [1]	236,000	9,395,160
† China Xiniya Fashion ADR 1,[3]	45,700	91,400
Columbia Sportswear	47,197	2,197,020
Daphne International Holdings	1,400,800	1,560,132
Grendene	300,000	1,236,831
J.G. Boswell Company [4]	2,292	1,570,020
K-Swiss Cl. A 1,[3]	163,600	477,712
Lazare Kaplan International 1,[4]	95,437	238,592
Pacific Textiles Holdings	3,470,000	1,965,854
Stella International Holdings	788,700	1,714,168
Texwinca Holdings	301,000	334,074
Unifi [1]	40,333	306,531
Van de Velde	10,000	457,259
Warnaco Group (The) [1]	55,700	2,787,228
Wolverine World Wide	100,000	3,564,000

		28,676,464

Total (Cost $99,807,989)		117,694,606

Consumer Staples – 2.3%
Beverages - 0.1%
† Heckmann Corporation 1,[3]	50,000	332,500
MGP Ingredients	127,400	642,096

		974,596

Food & Staples Retailing - 0.4%
FamilyMart	90,000	3,636,482

Food Products - 1.8%
Alico	27,000	522,990
Asian Citrus Holdings	387,800	202,224
Binggrae	23,296	1,205,244
BW Plantation	875,100	108,091
Cal-Maine Foods	41,400	1,513,998
First Resources	1,204,800	1,402,604

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 21

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Hershey Creamery [4]	709	$1,205,300
Origin Agritech 1,[3]	76,800	181,248
Seneca Foods Cl. A 1,[3]	110,000	2,840,200
Seneca Foods Cl. B [1]	13,251	345,056
Super Group	890,000	902,317
Tootsie Roll Industries	278,566	6,593,657
† Waterloo Investment Holdings 1,[2]	598,676	83,695
Westway Group	31,500	176,400

		17,283,024

Total (Cost $20,158,826)		21,894,102

Diversified Investment Companies – 0.5%
Closed-End Funds - 0.5%
Central Fund of Canada Cl. A	226,000	4,429,600

Total (Cost $2,031,251)		4,429,600

Energy – 6.0%
Energy Equipment & Services - 5.3%
Atwood Oceanics 1,[3]	15,300	608,787
Cal Dive International 1,[3]	456,250	1,026,563
CARBO Ceramics	29,700	3,662,901
Ensco ADR	57,600	2,702,592
Ensign Energy Services	225,100	3,590,552
Helmerich & Payne	98,000	5,719,280
ION Geophysical [1]	361,500	2,215,995
Oceaneering International	9,900	456,687
Oil States International [1]	152,723	11,663,456
Pason Systems	97,000	1,142,577
SEACOR Holdings [1]	73,866	6,571,119
ShawCor Cl. A	82,500	2,338,748
TETRA Technologies 1,[3]	68,000	635,120
TGS-NOPEC Geophysical	96,000	2,126,788
Tidewater	36,000	1,774,800
Trican Well Service	169,900	2,926,866
Unit Corporation [1]	34,000	1,577,600
Willbros Group [1]	103,800	380,946

		51,121,377

Oil, Gas & Consumable Fuels - 0.7%
Bill Barrett [1]	50,000	1,703,500
Cimarex Energy	61,300	3,794,470
Resolute Energy 1,[3]	141,134	1,524,247

		7,022,217

Total (Cost $37,440,084)		58,143,594

Financials – 20.6%
Capital Markets - 9.7%
A.F.P. Provida ADR	22,100	1,445,782
ABG Sundal Collier Holding	115,000	70,951
Affiliated Managers Group [1]	47,600	4,567,220
AllianceBernstein Holding L.P.	514,600	6,730,968
AP Alternative Assets L.P.	233,200	1,970,540
Artio Global Investors Cl. A	235,000	1,146,800
ASA Gold and Precious Metals	40,000	1,047,600

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Ashmore Group	868,000	$4,502,333
Azimut Holding	72,183	578,755
Banca Generali	86,000	801,400
Bank Sarasin & Co. Cl. B	33,120	967,895
Banque Privee Edmond de Rothschild	23	587,672
BKF Capital Group 1,[4]	130,000	144,300
BT Investment Management	207,000	382,154
Close Brothers Group	43,000	413,696
Coronation Fund Managers	526,000	1,479,111
Cowen Group Cl. A [1]	1,154,458	2,990,046
Daewoo Securities	5,000	45,139
Eaton Vance	85,300	2,016,492
Egyptian Financial Group-Hermes
Holding [1]	783,125	1,298,553
Epoch Holding Corporation	25,000	555,750
Equity Trustees	38,314	521,587
F&C Asset Management	60,000	60,986
FBR & Co. [1]	576,200	1,181,210
Federated Investors Cl. B	224,700	3,404,205
Fiducian Portfolio Services	227,000	239,141
GAMCO Investors Cl. A	90,575	3,939,107
GFI Group	166,247	684,938
GIMV	22,500	1,073,969
Gleacher & Company 1,[3]	200,000	336,000
GP Investments BDR [1]	15,604	33,212
Investec	118,000	621,231
IOOF Holdings	123,592	647,219
† Jupiter Fund Management	75,000	252,867
KKR & Co. L.P.	415,000	5,324,450
Lazard Cl. A	317,700	8,295,147
MVC Capital	234,200	2,714,378
Oppenheimer Holdings Cl. A	75,000	1,207,500
Paris Orleans et Cie	188,359	3,559,242
Partners Group Holding	12,200	2,128,798
Perpetual	14,085	294,317
Phatra Capital	375,000	341,720
Platinum Asset Management	149,000	536,438
Rathbone Brothers	35,400	582,748
Reinet Investments [1]	164,948	2,932,203
Schroders	41,100	838,704
SEI Investments	321,700	5,581,495
SHUAA Capital [1]	485,000	72,622
SPARX Group [1]	1,320	91,922
Sprott	269,600	1,532,254
Teton Advisors Cl. A [4]	723	9,761
Treasury Group	51,500	191,207
Trust Company (The)	100,584	516,444
UOB-Kay Hian Holdings	190,000	224,856
Value Partners Group	8,016,800	4,097,893
Vontobel Holding	20,400	456,084
VZ Holding	8,500	873,257
Waddell & Reed Financial Cl. A	139,300	3,450,461
Westwood Holdings Group	23,460	857,463

22 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Woori Investment & Securities	14,911	$137,202

		93,587,395

Commercial Banks - 1.4%
Ameriana Bancorp	40,000	160,800
Bank of N.T. Butterfield & Son [1]	882,304	1,014,650
BCB Holdings [1]	598,676	251,031
Center Bancorp	44,868	438,360
Commercial National Financial	37,996	897,465
Farmers & Merchants Bank of Long
Beach	1,200	4,860,000
Fauquier Bankshares	160,800	1,744,680
Hawthorn Bancshares	27,458	168,318
M&T Bank	16,927	1,292,207
Mauritius Commercial Bank	40,000	227,598
Mechanics Bank	200	2,280,000
Old Point Financial	25,000	251,250
Peapack-Gladstone Financial	10,500	112,770

		13,699,129

Consumer Finance - 0.3%
World Acceptance 1,[3]	42,000	3,087,000

Diversified Financial Services - 0.5%
Banca Finnat Euramerica	1,060,000	394,972
Interactive Brokers Group Cl. A	100,000	1,494,000
PICO Holdings [1]	106,100	2,183,538
RHJ International [1]	102,500	465,639
State Bank of Mauritius	46,000	131,652

		4,669,801

Insurance - 5.6%
Alleghany Corporation [1]	35,619	10,161,744
Argo Group International Holdings	64,751	1,875,189
Brown & Brown	291,800	6,603,434
Crawford & Company Cl. B	1,160	7,146
Discovery Holdings	120,000	646,636
eHealth 1,[3]	32,000	470,400
E-L Financial	19,900	6,641,472
Enstar Group [1]	11,000	1,080,200
Erie Indemnity Cl. A	50,000	3,908,000
Hilltop Holdings [1]	290,400	2,453,880
Independence Holding	317,658	2,582,560
Platinum Underwriters Holdings	139,000	4,741,290
† Primerica	170,000	3,950,800
ProAssurance Corporation	22,000	1,756,040
RLI	80,724	5,881,551
Validus Holdings	16,300	513,450
White Mountains Insurance Group	1,050	476,133

		53,749,925

Real Estate Investment Trusts (REITs) - 0.6%
† Colony Financial	405,178	6,365,346

Real Estate Management & Development - 1.9%
Altisource Portfolio Solutions [1]	41,199	2,067,366
Consolidated-Tomoka Land	63,564	1,720,677
E-House China Holdings ADR	406,100	1,734,047
Forestar Group [1]	180,000	2,723,400
Kennedy-Wilson Holdings	150,000	1,587,000

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development (continued)
Midland Holdings	1,927,800	$1,002,796
St. Joe Company (The) 1,[3]	127,000	1,861,820
Tejon Ranch 1,[3]	222,000	5,434,560

		18,131,666

Thrifts & Mortgage Finance - 0.6%
CFS Bancorp	150,000	649,500
HopFed Bancorp	108,721	706,686
Kearny Financial	70,862	673,189
MyState	152,000	522,365
Ocwen Financial [1]	123,600	1,789,728
Timberland Bancorp 1,[5]	444,200	1,710,170

		6,051,638

Total (Cost $229,860,099)		199,341,900

Health Care – 7.3%
Biotechnology - 0.2%
Pharmacyclics 1,[3]	98,746	1,463,416
3SBio ADR [1]	21,600	220,752

		1,684,168

Health Care Equipment & Supplies - 2.3%
Allied Healthcare Products [1]	180,512	613,741
Analogic Corporation	40,135	2,300,538
Atrion Corporation	15,750	3,783,622
bioMerieux	13,800	986,623
Carl Zeiss Meditec	163,700	3,457,699
CONMED Corporation [1]	81,500	2,092,105
DiaSorin	30,000	756,748
DynaVox Cl. A 1,[3]	55,000	200,200
IDEXX Laboratories [1]	40,201	3,093,869
Kossan Rubber Industries	700,600	718,281
Nihon Kohden	25,100	619,266
Straumann Holding	4,000	690,301
Top Glove	700,000	1,104,101
Urologix [1]	315,500	340,740
Young Innovations	62,550	1,853,356
Zoll Medical [1]	400	25,272

		22,636,462

Health Care Providers & Services - 0.7%
Cross Country Healthcare [1]	30,000	166,500
Landauer	75,500	3,888,250
† Metropolitan Health Networks 1,[3]	28,100	209,907
MWI Veterinary Supply [1]	10,000	664,400
VCA Antech [1]	72,900	1,439,775

		6,368,832

Life Sciences Tools & Services - 2.9%
Affymetrix [1]	10,000	40,900
Albany Molecular Research [1]	85,000	249,050
† Bio-Rad Laboratories Cl. A [1]	21,888	2,102,124
EPS	512	985,818
Furiex Pharmaceuticals [1]	8,333	139,244
ICON ADR 1,[3]	266,650	4,562,381
Luminex Corporation 1,[3]	20,000	424,600
Mettler-Toledo International [1]	33,500	4,948,285

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 23

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Health Care (continued)
Life Sciences Tools & Services (continued)
PAREXEL International 1,[3]	312,400	$6,479,176
PerkinElmer	185,800	3,716,000
Techne Corporation	71,000	4,846,460

		28,494,038

Pharmaceuticals - 1.2%
Adcock Ingram Holdings	230,000	1,759,357
Almirall	140,000	962,146
Boiron	60,000	1,554,654
Daewoong Pharmaceutical	17,582	442,602
Hikma Pharmaceuticals	60,000	577,716
Kalbe Farma	800,000	299,972
Recordati	215,000	1,554,104
Santen Pharmaceutical	72,000	2,965,311
Virbac	9,000	1,396,626

		11,512,488

Total (Cost $51,570,332)		70,695,988

Industrials – 27.9%
Aerospace & Defense - 2.0%
Cubic Corporation	8,600	374,874
Ducommun	117,200	1,494,300
HEICO Corporation	168,281	9,841,073
HEICO Corporation Cl. A	51,718	2,035,103
Hexcel Corporation [1]	47,500	1,149,975
Moog Cl. A [1]	25,000	1,098,250
National Presto Industries	3,000	280,800
Teledyne Technologies 1,[3]	62,430	3,424,286

		19,698,661

Air Freight & Logistics - 1.8%
C. H. Robinson Worldwide	50,000	3,489,000
Forward Air	209,750	6,722,488
Hub Group Cl. A 1,[3]	149,400	4,845,042
UTi Worldwide	175,000	2,325,750

		17,382,280

Airlines - 0.0%
† Spirit Airlines 1,[3]	11,200	174,720

Building Products - 1.1%
American Woodmark	123,335	1,684,756
Burnham Holdings Cl. B [4]	36,000	484,200
Simpson Manufacturing	258,400	8,697,744
Sung Kwang Bend	15,700	258,941

		11,125,641

Commercial Services & Supplies - 2.5%
Brink's Company (The)	206,320	5,545,882
Cintas Corporation	25,000	870,250
CompX International Cl. A	185,300	2,729,469
Copart [1]	74,890	3,586,482
Kimball International Cl. B	286,180	1,450,932
Moshi Moshi Hotline	220,000	2,072,236
Ritchie Bros. Auctioneers	337,700	7,456,416

		23,711,667

Construction & Engineering - 1.6%
EMCOR Group	199,400	5,345,914

	SHARES	VALUE
Industrials (continued)
Construction & Engineering (continued)
Integrated Electrical Services [1]	266,349	$511,390
Jacobs Engineering Group [1]	81,400	3,303,212
KBR	175,000	4,877,250
Raubex Group	650,000	1,074,939

		15,112,705

Electrical Equipment - 3.1%
AZZ	43,000	1,953,920
Belden	57,800	1,923,584
Franklin Electric	104,600	4,556,376
Fushi Copperweld [1]	132,931	999,641
GrafTech International [1]	395,090	5,392,978
Jinpan International	138,384	1,127,138
Powell Industries [1]	92,400	2,890,272
Preformed Line Products	91,600	5,464,856
Regal-Beloit	116,500	5,938,005

		30,246,770

Industrial Conglomerates - 0.6%
Raven Industries	96,200	5,954,780

Machinery - 10.1%
Armstrong Industrial	2,776,100	481,572
Burckhardt Compression Holding	18,400	4,603,428
China Automation Group	594,800	172,315
CLARCOR	92,500	4,624,075
Columbus McKinnon [1]	133,100	1,689,039
Donaldson Company	92,800	6,317,824
FAG Bearings India	28,000	553,594
Flowserve Corporation	9,200	913,744
Gardner Denver	25,900	1,995,854
Graco	116,376	4,758,615
Hardinge	26,193	210,854
IDEX Corporation	67,400	2,501,214
Industrea	1,064,700	1,067,196
Kennametal	155,000	5,660,600
Lincoln Electric Holdings	216,760	8,479,651
Lindsay Corporation	6,400	351,296
Mueller Water Products Cl. A	72,500	176,900
NN [1]	197,100	1,182,600
Nordson Corporation	204,200	8,408,956
Pfeiffer Vacuum Technology	31,000	2,713,034
PMFG 1,[3]	255,352	4,981,917
Rational	8,000	1,741,543
RBC Bearings [1]	47,000	1,959,900
Rotork	12,500	374,661
Semperit AG Holding	72,500	2,791,536
Spirax-Sarco Engineering	82,000	2,385,190
Valmont Industries	53,800	4,884,502
WABCO Holdings [1]	103,800	4,504,920
Wabtec Corporation	103,325	7,227,584
Woodward	231,600	9,479,388

		97,193,502

Marine - 0.5%
Kirby Corporation [1]	80,000	5,267,200

Professional Services - 2.3%
Advisory Board (The) [1]	128,500	9,535,985

24 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Industrials (continued)
Professional Services (continued)
CRA International [1]	64,187	$1,273,470
FTI Consulting [1]	7,850	332,997
JobStreet Corporation	50,000	35,174
ManpowerGroup	78,600	2,809,950
Michael Page International	200,000	1,083,373
On Assignment [1]	375,400	4,196,972
Robert Half International	98,900	2,814,694

		22,082,615

Road & Rail - 1.4%
Arkansas Best	100,500	1,936,635
Frozen Food Express Industries [1]	286,635	369,759
Landstar System	99,400	4,763,248
Patriot Transportation Holding [1]	212,958	4,621,189
Universal Truckload Services	114,976	2,086,814

		13,777,645

Trading Companies & Distributors - 0.9%
AerCap Holdings [1]	45,000	508,050
† Air Lease Cl. A 1,[3]	40,700	964,997
Lawson Products	161,431	2,490,880
MSC Industrial Direct Cl. A	60,948	4,360,830

		8,324,757

Total (Cost $164,936,029)		270,052,943

Information Technology – 22.3%
Communications Equipment - 2.4%
AAC Technologies Holdings	556,700	1,254,378
ADTRAN	121,700	3,670,472
Arris Group [1]	140,350	1,518,587
Bel Fuse Cl. A	36,672	770,845
Black Box	43,798	1,228,096
Cogo Group [1]	107,515	193,527
Comba Telecom Systems Holdings	812,128	655,633
Comtech Telecommunications	30,000	858,600
Emulex Corporation 1,[3]	579,000	3,971,940
EVS Broadcast Equipment	37,298	1,906,299
Globecomm Systems [1]	183,700	2,513,016
Sonus Networks [1]	1,124,000	2,697,600
VTech Holdings	105,550	1,058,680
Zhone Technologies [1]	422,103	363,009

		22,660,682

Computers & Peripherals - 1.0%
China Digital TV Holding Co. ADR	5,000	15,850
Diebold	151,600	4,558,612
Electronics for Imaging 1,[3]	8,517	121,367
Intermec [1]	23,000	157,780
Intevac [1]	57,450	425,130
SanDisk Corporation [1]	9,600	472,416
SMART Technologies Cl. A [1]	75,000	276,750
Steel Excel 1,[4]	156,880	3,765,120

		9,793,025

Electronic Equipment, Instruments & Components - 9.9%
Agilysys [1]	165,125	1,312,744
Anixter International [1]	61,795	3,685,454

	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Benchmark Electronics [1]	165,200	$2,225,244
China 3C Group [1]	6,600	396
China High Precision Automation Group [2]	2,720,300	478,773
Chroma Ate	519,982	1,020,078
Cognex Corporation	236,200	8,453,598
Coherent [1]	235,900	12,330,493
Dolby Laboratories Cl. A 1,[3]	169,700	5,177,547
† FEI Company [1]	127,500	5,199,450
FLIR Systems	105,000	2,632,350
Hana Microelectronics	1,391,300	833,457
Hollysys Automation Technologies [1]	65,727	546,849
Image Sensing Systems [1]	8,310	54,140
IPG Photonics [1]	73,600	2,492,832
Kingboard Chemical Holdings	311,900	921,652
Mercury Computer Systems [1]	40,500	538,245
Molex	72,600	1,732,236
National Instruments	251,850	6,535,507
Newport Corporation [1]	523,500	7,124,835
Nice	8,368	25,884
Perceptron [1]	357,700	1,702,652
Plexus Corporation 1,[3]	195,700	5,358,266
Pulse Electronics	286,200	801,360
Richardson Electronics	395,712	4,863,300
Rofin-Sinar Technologies 1,[3]	320,600	7,325,710
Tech Data [1]	136,500	6,744,465
TTM Technologies [1]	211,400	2,316,944
Vaisala Cl. A	166,000	3,523,467

		95,957,928

Internet Software & Services - 0.9%
† Active Network 1,[3]	21,500	292,400
Perficient [1]	10,000	100,100
RealNetworks	61,350	460,125
ValueClick [1]	145,000	2,362,050
† VistaPrint 1,[3]	175,000	5,355,000

		8,569,675

IT Services - 3.6%
Convergys Corporation [1]	121,000	1,545,170
CoreLogic [1]	94,000	1,215,420
Forrester Research [1]	40,300	1,367,782
Gartner [1]	101,000	3,511,770
Hackett Group [1]	655,000	2,449,700
ManTech International Cl. A	35,400	1,105,896
MAXIMUS	188,400	7,790,340
MoneyGram International 1,[3]	164,962	2,928,075
NeuStar Cl. A [1]	84,287	2,880,087
Sapient Corporation	706,602	8,903,185
Total System Services	47,200	923,232
Western Union	7,000	127,820
Yucheng Technologies [1]	83,946	188,879

		34,937,356

Office Electronics - 0.1%
Zebra Technologies Cl. A [1]	28,100	1,005,418

Semiconductors & Semiconductor Equipment - 2.4%
Aixtron ADR	72,000	914,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 25

Royce Value Trust

Schedule of Investments

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Analog Devices	16,004	$572,623
ASM Pacific Technology	110,000	1,234,324
BE Semiconductor Industries [4]	58,000	376,420
Cymer [1]	105,700	5,259,632
Diodes 1,[3]	262,850	5,598,705
Exar Corporation [1]	157,576	1,024,244
International Rectifier [1]	120,000	2,330,400
Power Integrations	49,000	1,624,840
† Teradyne [1]	240,200	3,273,926
Veeco Instruments 1,[3]	66,000	1,372,800

		23,582,314

Software - 2.0%
ACI Worldwide [1]	131,150	3,756,136
Advent Software [1]	68,500	1,668,660
ANSYS [1]	105,600	6,048,768
Aspen Technology [1]	42,100	730,435
Blackbaud	41,890	1,160,353
JDA Software Group [1]	49,900	1,616,261
Majesco Entertainment 1,[3]	36,255	88,462
Net 1 UEPS Technologies 1,[3]	50,000	383,500
NetScout Systems [1]	66,000	1,161,600
SimCorp	17,350	2,649,340
THQ 1,[3]	20,000	15,200

		19,278,715

Total (Cost $191,860,117)		215,785,113

Materials – 9.9%
Chemicals - 1.4%
Cabot Corporation	58,000	1,864,120
CF Industries Holdings	4,500	652,410
Fufeng Group	3,029,100	1,388,458
Hanfeng Evergreen [1]	7,700	20,785
Hawkins	110,978	4,090,649
Huchems Fine Chemical	40,056	693,678
Intrepid Potash [1]	94,727	2,143,672
OM Group [1]	90,000	2,015,100
Victrex	70,000	1,191,462

		14,060,334

Construction Materials - 0.8%
Ash Grove Cement Cl. B [4]	50,518	6,567,340
Mardin Cimento Sanayii	325,000	1,026,270

		7,593,610

Containers & Packaging - 1.3%
Broadway Industrial Group	1,677,200	381,461
Greif Cl. A	119,444	5,440,674
Mayr-Melnhof Karton	75,000	6,358,976

		12,181,111

Metals & Mining - 6.2%
Allegheny Technologies	3,500	167,300
Aquarius Platinum	350,000	851,743
AuRico Gold [1]	218,300	1,748,583
Centamin [1]	1,200,000	1,548,000
Central Steel & Wire [4]	6,062	3,970,610

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Cliffs Natural Resources	37,200	$2,319,420
Commercial Metals	36,600	506,178
Endeavour Mining 1,[3]	300,000	715,583
Endeavour Mining (Warrants) [1]	75,000	51,534
Fresnillo	40,000	948,572
Hecla Mining	300,000	1,569,000
Hidili Industry International
Development	60,000	17,768
Hochschild Mining	375,500	2,249,799
IAMGOLD Corporation	95,620	1,515,577
Kimber Resources 1,[3]	560,000	481,600
Maharashtra Seamless	265,000	1,590,349
Major Drilling Group International	345,100	5,264,151
Medusa Mining	525,000	2,389,517
New Gold [1]	135,000	1,360,800
Northam Platinum	460,000	1,709,497
Nucor Corporation	166,050	6,570,598
Orbit Garant Drilling [1]	36,100	183,911
Reliance Steel & Aluminum	152,920	7,445,675
Royal Gold	34,400	2,319,592
Schnitzer Steel Industries Cl. A	100,000	4,228,000
Silvercorp Metals	116,500	745,600
Sims Metal Management ADR	232,383	2,986,122
Synalloy Corporation	178,800	1,836,276
Worthington Industries	185,000	3,030,300

		60,321,655

Paper & Forest Products - 0.2%
China Forestry Holdings 1,[2]	3,563,800	676,822
Duratex	120,000	573,864
† Qunxing Paper Holdings [2]	3,296,000	437,113

		1,687,799

Total (Cost $82,708,352)		95,844,509

Telecommunication Services – 0.6%
Wireless Telecommunication Services - 0.6%
† Telephone & Data Systems	210,000	5,436,900

Total (Cost $5,760,616)		5,436,900

Miscellaneous [6] – 4.9%
Total (Cost $50,772,540)		47,162,474

TOTAL COMMON STOCKS
(Cost $936,906,235)		1,106,481,729

PREFERRED STOCK – 0.1%
Seneca Foods Conv. 1,[2]
(Cost $796,469)	55,000	1,278,090

26 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00%
due 12/31/15
(Cost $289,840)	$289,800	$190,063

REPURCHASE AGREEMENT – 8.7%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $84,083,093 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at
$86,188,947)
(Cost $84,083,000)		84,083,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $18,943,423)	$18,943,423

TOTAL INVESTMENTS – 125.3%
(Cost $1,041,018,967)	1,210,976,305

LIABILITIES LESS CASH AND OTHER ASSETS – (2.5)%	(24,336,432)

PREFERRED STOCK – (22.8)%	(220,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%	$966,639,873

†	New additions in 2011.
1	Non-income producing.
2

Securities for which market quotations are not readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures approved by the Fund's Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

3	All or a portion of these securities were on loan at December 31, 2011. Total market value of loaned securities at December 31, 2011, was $18,351,690.
4	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
5

At December 31, 2011, the Fund owned 5% or more of the Company's outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

6	Includes securities first acquired in 2011 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund's 20 largest equity holdings in terms of December 31, 2011, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,036,798,390. At December 31, 2011, net unrealized appreciation for all securities was $174,177,915, consisting of aggregate gross unrealized appreciation of $315,126,090 and aggregate gross unrealized depreciation of $140,948,175. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 27

Royce Value Trust	December 31, 2011

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies (cost $951,503,401)	$1,125,183,135
Affiliated Companies (cost $5,432,566)	1,710,170

Total investments at value	1,126,893,305
Repurchase agreements (at cost and value)	84,083,000
Cash and foreign currency	157,955
Receivable for investments sold	422,538
Receivable for dividends and interest	1,223,901
Prepaid expenses and other assets	438,826

Total Assets	1,213,219,525

LIABILITIES:
Payable for collateral on loaned securities	18,943,423
Payable for investments purchased	6,565,490
Payable for investment advisory fee	495,287
Preferred dividends accrued but not yet declared	288,451
Accrued expenses	287,001

Total Liabilities	26,579,652

PREFERRED STOCK:
5.90% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 8,800,000 shares outstanding	220,000,000

Total Preferred Stock	220,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$966,639,873

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 68,171,494 shares outstanding (150,000,000 shares authorized)	$792,918,593
Undistributed net investment income (loss)	2,529,467
Accumulated net realized gain (loss) on investments and foreign currency	1,534,891
Net unrealized appreciation (depreciation) on investments and foreign currency	169,945,371
Preferred dividends accrued but not yet declared	(288,449)

Net Assets applicable to Common Stockholders (net asset value per share - $14.18)	$966,639,873

Investments at identified cost (including $18,943,423 of collateral on loaned securities)	$956,935,967
Market value of loaned securities	18,351,690

28 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust	Year Ended December 31, 2011

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$16,894,268
Interest	70,069
Securities lending	291,553

Total income	17,255,890

Expenses:
Investment advisory fees	9,250,388
Stockholder reports	390,291
Custody and transfer agent fees	353,506
Administrative and office facilities	130,674
Directors' fees	123,009
Professional fees	93,940
Other expenses	174,244

Total expenses	10,516,052

Net investment income (loss)	6,739,838

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	36,155,485
Investments in Affiliated Companies	(205,752)
Foreign currency transactions	(235,955)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(143,666,818)
Other assets and liabilities denominated in foreign currency	(3,447)

Net realized and unrealized gain (loss) on investments and foreign currency	(107,956,487)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	(101,216,649)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$(114,196,649)

1 Net of foreign withholding tax of $586,096.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 29

Royce Value Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$6,739,838	$15,554,527
Net realized gain (loss) on investments and foreign currency	35,713,778	111,092,900
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(143,670,265)	143,429,334

Net increase (decrease) in net assets from investment operations	(101,216,649)	270,076,761

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(2,024,508)	(12,980,000)
Net realized gain on investments and foreign currency	(10,955,492)	—

Total distributions to Preferred Stockholders	(12,980,000)	(12,980,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(114,196,649)	257,096,761

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(5,275,650)	(1,980,699)
Net realized gain on investments and foreign currency	(28,548,829)	—
Return of capital	(18,288,444)	—

Total distributions to Common Stockholders	(52,112,923)	(1,980,699)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	27,070,308	986,327

Total capital stock transactions	27,070,308	986,327

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(139,239,264)	256,102,389

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	1,105,879,137	849,776,748

End of year (including undistributed net investment income (loss) of $2,529,467 at 12/31/11 and $2,347,906 at 12/31/10)	$966,639,873	$1,105,879,137

30 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Value Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund's performance for the periods presented.

	Years ended December 31,

	2011	2010	2009	2008	2007

NET ASSET VALUE, BEGINNING OF PERIOD	$16.73	$12.87	$9.37	$19.74	$20.62

INVESTMENT OPERATIONS:
Net investment income (loss)	0.10	0.24	0.17	0.14	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(1.62)	3.85	3.87	(8.50)	1.13

Total investment operations	(1.52)	4.09	4.04	(8.36)	1.22

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.03)	(0.20)	(0.18)	(0.01)	(0.01)
Net realized gain on investments and foreign currency	(0.16)	–	–	(0.20)	(0.21)
Return of capital	–	–	(0.02)	–	–

Total distributions to Preferred Stockholders	(0.19)	(0.20)	(0.20)	(0.21)	(0.22)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(1.71)	3.89	3.84	(8.57)	1.00

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.08)	(0.03)	–	(0.06)	(0.09)
Net realized gain on investments and foreign currency	(0.43)	–	–	(1.18)	(1.76)
Return of capital	(0.27)	–	(0.32)	(0.48)	–

Total distributions to Common Stockholders	(0.78)	(0.03)	(0.32)	(1.72)	(1.85)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.00)	(0.02)	(0.08)	(0.03)

Total capital stock transactions	(0.06)	(0.00)	(0.02)	(0.08)	(0.03)

NET ASSET VALUE, END OF PERIOD	$14.18	$16.73	$12.87	$9.37	$19.74

MARKET VALUE, END OF PERIOD	$12.27	$14.54	$10.79	$8.39	$18.58

TOTAL RETURN:[1]
Market Value	(10.46)%	35.05%	35.39%	(48.27)%	(8.21)%
Net Asset Value	(10.06)%	30.27%	44.59%	(45.62)%	5.04%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense[2]	0.86%	0.11%	0.00%	1.27%	1.29%
Other operating expenses	0.12%	0.12%	0.16%	0.12%	0.09%
Total expenses (net)[3]	0.98%	0.23%	0.16%	1.39%	1.38%
Expenses prior to fee waivers and balance credits	0.98%	0.23%	0.16%	1.39%	1.38%
Expenses prior to fee waivers	0.98%	0.23%	0.16%	1.39%	1.38%
Net investment income (loss)	0.63%	1.69%	1.66%	0.94%	0.43%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$966,640	$1,105,879	$849,777	$603,234	$1,184,669
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$220,000	$220,000	$220,000	$220,000	$220,000
Portfolio Turnover Rate	26%	30%	31%	25%	26%
PREFERRED STOCK:
Total shares outstanding	8,800,000	8,800,000	8,800,000	8,800,000	8,800,000
Asset coverage per share	$134.88	$150.67	$121.57	$93.55	$159.62
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.37	$25.06	$23.18	$22.51	$23.68

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase and sale dates instead of market value.

[2]

The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.82%, 0.18%, 0.12%, 1.13% and 1.17% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 31

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Value Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on July 1, 1986, as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common Stocks	$886,429,719	$218,350,981	$1,701,029	$1,106,481,729
Preferred Stocks	–	–	1,278,090	1,278,090
Corporate Bonds	–	190,063	–	190,063
Cash Equivalents	18,943,423	84,083,000	–	103,026,423

Level 3 Reconciliation:

	Balance as of 12/31/10	Purchases	Transfers In	Transfers Out	Sales	Realized and Unrealized Gain (Loss)[1]	Balance as of 12/31/11

Common Stocks	$1,925,934	$3,208,800	$2,254,555	$2,429,807	$259,787	$(2,998,666)	$1,701,029
Preferred Stocks	1,372,514	–	–	–	48,157	(46,267)	1,278,090
Corporate Bonds	197,064	–	–	197,064	–	–	–

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

32 | 2011 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Commencing March 2011, the Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

2011 Annual Report to Stockholders | 33

Royce Value Trust

Notes to Financial Statements (continued)

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Recent Accounting Pronouncements:
     In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Stock:
     The Fund issued 2,076,969 and 71,215 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2011 and 2010, respectively.
     At December 31, 2011, 8,800,000 shares of 5.90% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock's dividend rate.
     For the twelve rolling 60-month periods in 2011, the Fund’s investment performance ranged from 1% above to 15% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $10,992,211 and a net downward adjustment of $1,741,823 for the performance of the Fund relative to that of the S&P 600. The Fund paid no investment advisory fee for the month of September 2011, because its investment performance for the trailing 36-month period was negative. For the year ended December 31, 2011, the Fund accrued and paid Royce investment advisory fees totaling $9,250,388.

34 | 2011 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2011, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $333,711,985 and $309,828,445, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2011 and 2010 was as follows:			The tax character of distributions paid to preferred stockholders during 2011 and 2010 was as follows:

Distributions paid from:	2011	2010	Distributions paid from:	2011	2010
Ordinary income	$6,285,946	$1,980,699	Ordinary income	$2,412,205	$12,980,000
Long-term capital gain	27,538,533	–	Long-term capital gain	10,567,795	–
Return of capital	18,288,444	–		$12,980,000	$12,980,000
	$52,112,923	$1,980,699

As of December 31, 2011, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$174,165,944
Post October loss*	(156,215)
Accrued preferred distributions	(288,449)

$173,721,280

*

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, the Fund had $156,215 of post October currency losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$741,879	$224,557	$(966,436)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2008-2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2011:

Affiliated Company	Shares 12/31/10	Market Value 12/31/10	Cost of Purchases	Cost of Sales	Realized Gain (Loss)	Dividend Income	Shares 12/31/11	Market Value 12/31/11
Timberland Bancorp	469,200	$1,731,348	—	$305,750	$(205,752)	—	444,200	$1,710,170
		$1,731,348			$(205,752)			$1,710,170

2011 Annual Report to Stockholders | 35

Royce Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Value Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Value Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Value Trust, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2012

36 | 2011 Annual Report to Stockholders

Royce Micro-Cap Trust	December 31, 2011

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 104.8%

Consumer Discretionary – 13.2%
Auto Components - 1.6%
China XD Plastics [1]	74,700	$398,898
Drew Industries [1]	134,700	3,304,191
Norstar Founders Group 1,[2]	771,500	36,258
Williams Controls	50,388	557,291

		4,296,638
Distributors - 0.4%

Weyco Group	48,000	1,178,400
Diversified Consumer Services - 0.4%
ChinaCast Education [1]	121,700	744,804
Lincoln Educational Services	28,400	224,360
Spectrum Group International 1,[3]	6,925	16,412

		985,576

Hotels, Restaurants & Leisure - 0.2%
Benihana [1]	64,100	655,743

Household Durables - 2.6%
Cavco Industries [1]	3,091	123,825
CSS Industries	20,243	403,241
Ethan Allen Interiors	81,600	1,934,736
Flexsteel Industries	172,500	2,387,400
Koss Corporation	73,400	370,670
Natuzzi ADR [1]	409,800	926,148
† Skullcandy 1,[4]	28,500	356,820
Universal Electronics [1]	39,200	661,304

		7,164,144

Internet & Catalog Retail - 0.9%
Geeknet [1]	93,500	1,594,175
NutriSystem	21,800	281,874
US Auto Parts Network [1]	140,900	615,733

		2,491,782

Leisure Equipment & Products - 0.4%
Leapfrog Enterprises Cl. A [1]	121,400	678,626
Sturm, Ruger & Co.	12,800	428,288

		1,106,914

Media - 0.3%
Global Sources [1]	45,119	218,827
Rentrak Corporation [1]	45,000	642,600

		861,427

Specialty Retail - 4.6%
America’s Car-Mart [1]	92,800	3,635,904
Charming Shoppes [1]	747,800	3,664,220
Dickson Concepts (International)	382,000	198,707
Le Chateau Cl. A	73,100	118,395
Lewis Group	57,000	565,937
Shoe Carnival [1]	17,652	453,656
Stein Mart [1]	178,900	1,218,309
Systemax [1]	112,000	1,837,920
West Marine [1]	86,000	1,000,180
Wet Seal (The) Cl. A [1]	66,479	216,722

		12,909,950

Textiles, Apparel & Luxury Goods - 1.8%
† China Xiniya Fashion ADR 1,[4]	40,000	80,000

	SHARES	VALUE
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
G-III Apparel Group [1]	52,300	$1,302,793
J.G. Boswell Company [3]	2,490	1,705,650
K-Swiss Cl. A 1,[4]	72,400	211,408
Movado Group	77,633	1,410,591
True Religion Apparel [1]	12,200	421,876

		5,132,318

Total (Cost $28,509,406)		36,782,892

Consumer Staples – 3.7%
Beverages - 0.5%
Heckmann Corporation 1,[4]	200,000	1,330,000

Food & Staples Retailing - 0.5%
† Arden Group Cl. A	16,000	1,440,160

Food Products - 2.5%
Asian Citrus Holdings	1,060,000	552,751
Binggrae	9,700	501,840
BW Plantation	744,900	92,009
Farmer Bros.	41,400	316,296
Griffin Land & Nurseries	56,273	1,488,983
Origin Agritech 1,[4]	121,488	286,712
Seneca Foods Cl. A [1]	51,400	1,327,148
Seneca Foods Cl. B [1]	42,500	1,106,700
† Waterloo Investment Holdings 1,[2]	806,207	112,708
Westway Group	220,000	1,232,000

		7,017,147

Personal Products - 0.2%
Inter Parfums	26,400	410,784
Schiff Nutrition International Cl. A [1]	15,915	170,291

		581,075

Total (Cost $9,059,968)		10,368,382

Energy – 4.0%
Energy Equipment & Services - 3.1%
CE Franklin [1]	45,450	372,690
Dawson Geophysical [1]	53,213	2,103,510
Global Geophysical Services [1]	35,000	235,200
Gulf Island Fabrication	29,116	850,478
Lamprell	202,400	844,597
North American Energy Partners [1]	50,000	322,000
OYO Geospace [1]	7,130	551,363
Pason Systems	139,200	1,639,657
Pioneer Drilling [1]	57,500	556,600
Tesco Corporation [1]	50,000	632,000
Willbros Group [1]	131,100	481,137

		8,589,232

Oil, Gas & Consumable Fuels - 0.9%
Approach Resources 1,[4]	12,000	352,920
Credo Petroleum [1]	98,000	1,009,400
Sprott Resource [1]	125,200	487,896
† Uranerz Energy 1,[4]	29,000	52,780

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
VAALCO Energy [1]	109,100	$658,964

		2,561,960

Total (Cost $7,861,662)		11,151,192

Financials – 19.6%
Capital Markets - 7.8%
ASA Gold and Precious Metals	30,000	785,700
BKF Capital Group 1,[3]	130,200	144,522
Cohen & Steers	27,900	806,310
Diamond Hill Investment Group	34,479	2,550,756
Duff & Phelps Cl. A	50,000	725,000
Edelman Financial Group (The)	209,000	1,373,130
Epoch Holding Corporation	196,500	4,368,195
FBR & Co. [1]	215,000	440,750
Fiera Sceptre	78,000	481,590
INTL FCStone [1]	24,910	587,129
JZ Capital Partners	363,999	1,921,988
MVC Capital	151,200	1,752,408
NGP Capital Resources	161,828	1,163,543
Queen City Investments [3]	948	934,728
U.S. Global Investors Cl. A	91,500	551,745
Urbana Corporation [1]	237,600	207,572
Virtus Investment Partners [1]	35,000	2,660,350
Westwood Holdings Group	8,800	321,640

		21,777,056

Commercial Banks - 2.1%
BCB Holdings [1]	806,207	338,051
Chemung Financial	40,000	908,000
Fauquier Bankshares	135,800	1,473,430
Financial Institutions	36,000	581,040
First Bancorp	40,200	617,874
LCNB Corporation	28,638	357,975
Orrstown Financial Services	18,500	152,625
Peapack-Gladstone Financial	124,000	1,331,760

		5,760,755

Diversified Financial Services - 0.7%
Banca Finnat Euramerica	1,310,000	488,125
Bolsa Mexicana de Valores	300,000	475,539
† GAIN Capital Holdings	25,000	167,500
PICO Holdings [1]	45,700	940,506

		2,071,670

Insurance - 3.0%
Hilltop Holdings [1]	101,400	856,830
Independence Holding	95,800	778,854
Presidential Life	241,100	2,408,589
SeaBright Holdings	191,000	1,461,150
† State Auto Financial	99,394	1,350,764
† United Fire & Casualty	83,603	1,687,109

		8,543,296

Real Estate Investment Trusts (REITs) - 1.0%
† BRT Realty Trust [1]	232,328	1,472,959

	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
PennyMac Mortgage Investment Trust	80,000	$1,329,600

		2,802,559

Real Estate Management & Development - 4.2%
Consolidated-Tomoka Land	62,750	1,698,642
† Forestar Group [1]	151,000	2,284,630
Kennedy-Wilson Holdings	465,358	4,923,488
Tejon Ranch [1]	110,162	2,696,766
ZipRealty [1]	25,000	28,250

		11,631,776

Thrifts & Mortgage Finance - 0.8%
Alliance Bancorp, Inc. of Pennsylvania	41,344	444,861
BofI Holding 1,[4]	91,262	1,483,008
HopFed Bancorp	57,222	371,943

		2,299,812

Total (Cost $49,898,103)		54,886,924

Health Care – 6.1%
Biotechnology - 0.5%
Acadia Pharmaceuticals 1,[4]	498,000	537,840
3SBio ADR [1]	34,980	357,496
Vical 1,[4]	120,000	529,200

		1,424,536

Health Care Equipment & Supplies - 4.1%
Allied Healthcare Products [1]	226,798	771,113
Atrion Corporation	7,557	1,815,418
CryoLife [1]	50,573	242,750
DynaVox Cl. A [1]	20,000	72,800
Exactech [1]	132,100	2,175,687
Hansen Medical 1,[4]	87,000	224,460
Kensey Nash [1]	39,378	755,664
Medical Action Industries [1]	125,250	655,058
STRATEC Biomedical	14,000	575,294
Syneron Medical [1]	69,200	766,044
Theragenics Corporation [1]	336,900	565,992
Utah Medical Products	42,300	1,142,100
Young Innovations	61,450	1,820,764

		11,583,144

Health Care Providers & Services - 0.6%
Gentiva Health Services [1]	23,000	155,250
PDI 1,[4]	65,383	421,720
PharMerica Corporation [1]	40,000	607,200
Psychemedics Corporation	37,500	341,250
U.S. Physical Therapy	10,000	196,800

		1,722,220

Health Care Technology - 0.2%
Transcend Services [1]	22,900	543,417

Life Sciences Tools & Services - 0.4%
Furiex Pharmaceuticals [1]	23,758	396,996
PAREXEL International [1]	28,800	597,312

		994,308

Pharmaceuticals - 0.3%
Daewoong Pharmaceutical	12,261	308,654

38 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Health Care (continued)
Pharmaceuticals (continued)
XenoPort 1,[4]	102,000	$388,620

		697,274

Total (Cost $15,185,926)		16,964,899

Industrials – 25.9%
Aerospace & Defense - 2.2%
Astronics Corporation [1]	7,717	276,346
Astronics Corporation Cl. B [1]	911	33,023
CPI Aerostructures [1]	41,900	492,325
Ducommun	72,100	919,275
HEICO Corporation	52,500	3,070,200
Innovative Solutions and Support [1]	100,000	344,000
SIFCO Industries	45,800	913,252

		6,048,421

Air Freight & Logistics - 0.6%
Forward Air	50,700	1,624,935
Pacer International 1,[4]	35,000	187,250

		1,812,185

Building Products - 3.5%
AAON	109,500	2,243,655
American Woodmark	72,000	983,520
Apogee Enterprises	57,900	709,854
Burnham Holdings Cl. A [3]	121,000	1,627,450
Griffon Corporation	89,500	817,135
Sung Kwang Bend	28,000	461,806
Trex Company [1]	90,000	2,061,900
WaterFurnace Renewable Energy	53,400	815,611

		9,720,931

Commercial Services & Supplies - 2.8%
CompX International Cl. A	107,500	1,583,475
Heritage-Crystal Clean [1]	113,301	1,876,265
Interface Cl. A	27,000	311,580
Team [1]	80,440	2,393,090
US Ecology	82,000	1,539,960

		7,704,370

Construction & Engineering - 1.3%
Comfort Systems USA	27,096	290,469
Integrated Electrical Services 1,[5]	1,122,500	2,155,200
MYR Group [1]	28,500	545,490
Pike Electric [1]	109,400	786,586

		3,777,745

Electrical Equipment - 2.2%
AZZ	16,147	733,720
Deswell Industries	544,371	1,154,066
Encore Wire	15,000	388,500
Fushi Copperweld [1]	62,463	469,722
Jinpan International	113,291	922,755
LSI Industries	79,812	478,872
Powell Industries [1]	36,000	1,126,080
Preformed Line Products	16,000	954,560

		6,228,275

Industrial Conglomerates - 1.3%
Raven Industries	58,400	3,614,960

	SHARES	VALUE
Industrials (continued)
Machinery - 5.9%
Armstrong Industrial	2,518,600	$436,903
Cascade Corporation	8,600	405,662
CIRCOR International	14,000	494,340
Columbus McKinnon [1]	26,950	341,996
Eastern Company (The)	39,750	798,975
FAG Bearings India	23,700	468,578
Foster (L.B.) Company Cl. A	66,200	1,872,798
FreightCar America 1,[4]	50,200	1,051,690
Graham Corporation	50,300	1,128,732
Hurco Companies [1]	53,866	1,131,186
NN [1]	114,300	685,800
PMFG [1]	78,800	1,537,388
Semperit AG Holding	12,500	481,299
Sun Hydraulics	88,387	2,070,907
Tennant Company	92,300	3,587,701

		16,493,955

Professional Services - 3.0%
Advisory Board (The) [1]	41,400	3,072,294
CBIZ [1]	47,000	287,170
Exponent [1]	58,400	2,684,648
GP Strategies [1]	41,385	557,870
Heidrick & Struggles International	20,000	430,800
JobStreet Corporation	50,000	35,173
Kforce [1]	60,000	739,800
On Assignment [1]	41,100	459,498

		8,267,253

Road & Rail - 1.8%
Frozen Food Express Industries [1]	157,000	202,530
Patriot Transportation Holding [1]	111,681	2,423,478
Universal Truckload Services	134,200	2,435,730

		5,061,738

Trading Companies & Distributors - 0.8%
Aceto Corporation	72,219	498,311
Houston Wire & Cable	67,375	931,122
Lawson Products	50,269	775,651

		2,205,084

Transportation Infrastructure - 0.5%
† Touax	47,000	1,326,089

Total (Cost $50,471,882)		72,261,006

Information Technology – 19.2%
Communications Equipment - 0.8%
Bel Fuse Cl. A	67,705	1,423,159
† ClearOne Communications 1,[4]	25,000	108,000
Cogo Group [1]	93,735	168,723
Oplink Communications [1]	23,100	380,457
PC-Tel	44,100	301,644

		2,381,983
Computers & Peripherals - 1.0%
Imation Corporation [1]	112,312	643,548
Rimage Corporation	79,200	891,000
Super Micro Computer 1,[4]	42,754	670,382

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 39

Royce Micro-Cap Trust

Schedule of Investments

	SHARES	VALUE
Information Technology (continued)
Computers & Peripherals (continued)
TransAct Technologies [1]	78,600	$570,636

		2,775,566

Electronic Equipment, Instruments & Components - 6.1%
Agilysys [1]	90,000	715,500
Diploma	50,000	263,777
Domino Printing Sciences	80,000	636,109
Frequency Electronics [1]	34,600	265,036
Hana Microelectronics	763,700	457,494
Hollysys Automation Technologies [1]	248,400	2,066,688
Inficon Holding	5,200	852,550
Mercury Computer Systems [1]	32,100	426,609
Mesa Laboratories	48,267	2,000,184
Multi-Fineline Electronix 1,[4]	45,000	924,750
Newport Corporation [1]	80,900	1,101,049
Park Electrochemical	14,200	363,804
Pulse Electronics	150,000	420,000
Research Frontiers 1,[4]	30,150	101,907
Richardson Electronics	250,900	3,083,561
Rogers Corporation [1]	58,400	2,152,624
TTM Technologies [1]	114,400	1,253,824

		17,085,466

Internet Software & Services - 1.1%
† Bitauto Holdings ADR [1]	50,000	200,000
Marchex Cl. B	95,000	593,750
RealNetworks	103,375	775,313
Support.com [1]	417,500	939,375
WebMediaBrands [1]	525,000	238,875
World Energy Solutions 1,[4]	72,920	220,218

		2,967,531

IT Services - 4.2%
Cass Information Systems	16,500	600,435
Computer Task Group [1]	131,100	1,845,888
Forrester Research [1]	54,900	1,863,306
Innodata Isogen [1]	383,832	1,512,298
Sapient Corporation	350,000	4,410,000
Tier Technologies 1,[4]	340,000	1,482,400
Yucheng Technologies [1]	66,444	149,499

		11,863,826

Semiconductors & Semiconductor Equipment - 4.1%
Advanced Energy Industries [1]	57,500	616,975
† Alpha & Omega Semiconductor [1]	202,400	1,479,544
† Amtech Systems 1,[4]	22,700	193,177
† Axcelis Technologies [1]	900,000	1,197,000
Exar Corporation [1]	371,708	2,416,102
GSI Technology [1]	90,600	424,008
Integrated Silicon Solution [1]	98,800	903,032
MoSys 1,[4]	400,000	1,680,000
Photronics [1]	173,800	1,056,704
PLX Technology [1]	317,500	911,225
Rudolph Technologies [1]	58,900	545,414

		11,423,181

Software - 1.9%
ACI Worldwide [1]	69,600	1,993,344
Actuate Corporation [1]	139,500	817,470

	SHARES	VALUE
Information Technology (continued)
Software (continued)
American Software Cl. A	66,500	$628,425
Convio [1]	30,300	335,118
Pegasystems	49,000	1,440,600

		5,214,957

Total (Cost $42,261,764)		53,712,510

Materials – 8.2%
Chemicals - 3.0%
Balchem Corporation	63,375	2,569,223
Hawkins	29,697	1,094,631
Landec Corporation [1]	60,300	332,856
Quaker Chemical	66,200	2,574,518
Zoltek Companies [1]	210,000	1,600,200

		8,171,428

Construction Materials - 0.8%
Ash Grove Cement [3]	8,000	1,040,000
Monarch Cement	52,303	1,176,817

		2,216,817

Metals & Mining - 3.7%
AuRico Gold [1]	91,250	730,912
Aurizon Mines [1]	47,000	231,710
Central Steel & Wire [3]	1,088	712,640
Endeavour Mining 1,[4]	652,500	1,556,393
Endeavour Mining (Warrants) [1]	50,000	34,356
Exeter Resource [1]	140,000	365,400
Extorre Gold Mines [1]	140,000	1,033,200
Haynes International	10,100	551,460
Horsehead Holding Corporation [1]	51,688	465,709
MAG Silver [1]	74,750	497,835
Midway Gold 1,[4]	345,000	727,950
Minefinders Corporation 1,[4]	36,000	381,600
RTI International Metals [1]	25,000	580,250
Seabridge Gold [1]	16,700	269,037
Synalloy Corporation	58,200	597,714
Universal Stainless & Alloy Products 1,[4]	39,899	1,490,627
Vista Gold 1,[4]	50,000	153,500

		10,380,293

Paper & Forest Products - 0.7%
Pope Resources L.P.	42,205	1,814,393
† Qunxing Paper Holdings [2]	1,500,000	198,929

		2,013,322

Total (Cost $17,352,605)		22,781,860

Utilities – 0.0%
Independent Power Producers & Energy Traders - 0.0%
China Hydroelectric ADS 1,[4]	73,100	83,334

Total (Cost $554,098)		83,334

Miscellaneous [6] – 4.9%
Total (Cost $16,396,614)		13,746,653

40 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
TOTAL COMMON STOCKS
(Cost $237,552,028)		$292,739,652

PREFERRED STOCK – 0.3%
Seneca Foods Conv.1,[3]
(Cost $578,719)	45,409	726,544

REPURCHASE AGREEMENT – 17.2%
Fixed Income Clearing Corporation, 0.01% dated 12/30/11, due 1/3/12, maturity value $48,006,053 (collateralized by obligations of various U.S. Government Agencies, 0.255% due 7/20/12, valued at $49,206,431) (Cost $48,006,000)		48,006,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.0098%) (Cost $4,501,603)	$4,501,603

TOTAL INVESTMENTS – 123.9%
(Cost $290,638,350)	345,973,799

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%	(6,681,580)

PREFERRED STOCK – (21.5)%	(60,000,000)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS – 100.0%	$279,292,219

†	New additions in 2011.
[1]	Non-income producing.
[2]

Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	All or a portion of these securities were on loan at December 31, 2011. Total market value of loaned securities at December 31, 2011, was $4,277,889.
[5]

At December 31, 2011, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2011 and less than 1% of net assets applicable to Common Stockholders.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2011, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $293,852,685. At December 31, 2011, net unrealized appreciation for all securities was $52,121,114, consisting of aggregate gross unrealized appreciation of $81,915,515 and aggregate gross unrealized depreciation of $29,794,401. The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 41

Royce Micro-Cap Trust	December 31, 2011

Statement of Assets and Liabilities

ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies (cost $240,510,125)	$295,812,599
Affiliated Companies (cost $2,122,225)	2,155,200

Total investments at value	297,967,799
Repurchase agreements (at cost and value)	48,006,000
Cash and foreign currency	28,796
Receivable for dividends and interest	449,459
Prepaid expenses and other assets	34,752

Total Assets	346,486,806

LIABILITIES:
Payable for collateral on loaned securities	4,501,603
Payable for investments purchased	2,131,256
Payable for investment advisory fee	367,163
Preferred dividends accrued but not yet declared	80,000
Accrued expenses	114,565

Total Liabilities	7,194,587

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 2,400,000 shares outstanding	60,000,000

Total Preferred Stock	60,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$279,292,219

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 28,333,207 shares outstanding (150,000,000 shares authorized)	$227,260,177
Undistributed net investment income (loss)	(1,994,992)
Accumulated net realized gain (loss) on investments and foreign currency	(1,226,946)
Net unrealized appreciation (depreciation) on investments and foreign currency	55,333,980
Preferred dividends accrued but not yet declared	(80,000)

Net Assets applicable to Common Stockholders (net asset value per share - $9.86)	$279,292,219

Investments at identified cost (including $4,501,603 of collateral on loaned securities)	$242,632,350
Market value of loaned securities	4,277,889

42 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust	Year Ended December 31, 2011

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$4,397,965
Interest	11,070
Securities lending	119,548

Total income	4,528,583

Expenses:
Investment advisory fees	3,003,071
Stockholder reports	117,998
Custody and transfer agent fees	110,034
Directors’ fees	60,829
Professional fees	57,799
Administrative and office facilities	36,302
Other expenses	65,857

Total expenses	3,451,890

Fees waived by investment adviser	(105,001)

Net expenses	3,346,889

Net investment income (loss)	1,181,694

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	8,530,198
Investments in Affiliated Companies	(2,621,497)
Foreign currency transactions	(9,584)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(28,537,374)
Other assets and liabilities denominated in foreign currency	45,929

Net realized and unrealized gain (loss) on investments and foreign currency	(22,592,328)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	(21,410,634)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	$(25,010,634)

1 Net of foreign withholding tax of $47,790.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 43

Royce Micro-Cap Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended 12/31/11	Year ended 12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,181,694	$2,194,992
Net realized gain (loss) on investments and foreign currency	5,899,117	43,946,229
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(28,491,445)	26,663,923

Net increase (decrease) in net assets from investment operations	(21,410,634)	72,805,144

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(660,851)	(2,832,980)
Net realized gain on investments and foreign currency	(2,939,149)	(767,020)

Total distributions to Preferred Stockholders	(3,600,000)	(3,600,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(25,010,634)	69,205,144

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(1,505,199)	(1,720,810)
Net realized gain on investments and foreign currency	(6,694,405)	(465,903)
Return of capital	(6,511,252)	—

Total distributions to Common Stockholders	(14,710,856)	(2,186,713)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	7,734,894	1,104,264

Total capital stock transactions	7,734,894	1,104,264

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(31,986,596)	68,122,695

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	311,278,815	243,156,120

End of year (including undistributed net investment income (loss) of $(1,994,992) at 12/31/11 and $(1,685,821) at 12/31/10)	$279,292,219	$311,278,815

44 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Micro-Cap Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2011	2010	2009	2008	2007

NET ASSET VALUE, BEGINNING OF PERIOD	$11.34	$8.90	$6.39	$13.48	$14.77

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.08	0.00	0.02	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.82)	2.58	2.88	(5.70)	0.24

Total investment operations	(0.78)	2.66	2.88	(5.68)	0.24

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	(0.02)	(0.10)	(0.04)	(0.01)	(0.01)
Net realized gain on investments and foreign currency	(0.11)	(0.03)	–	(0.13)	(0.14)
Return of capital	–	–	(0.09)	–	–

Total distributions to Preferred Stockholders	(0.13)	(0.13)	(0.13)	(0.14)	(0.15)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(0.91)	2.53	2.75	(5.82)	0.09

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.05)	(0.06)	–	(0.09)	(0.08)
Net realized gain on investments and foreign currency	(0.24)	(0.02)	–	(0.83)	(1.27)
Return of capital	(0.24)	–	(0.22)	(0.27)	–

Total distributions to Common Stockholders	(0.53)	(0.08)	(0.22)	(1.19)	(1.35)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.01)	(0.02)	(0.08)	(0.03)

Total capital stock transactions	(0.04)	(0.01)	(0.02)	(0.08)	(0.03)

NET ASSET VALUE, END OF PERIOD	$9.86	$11.34	$8.90	$6.39	$13.48

MARKET VALUE, END OF PERIOD	$8.77	$9.80	$7.37	$5.62	$11.94

TOTAL RETURN:[1]
Market Value	(4.99)%	34.10%	37.91%	(45.84)%	(20.54)%
Net Asset Value	(7.69)%	28.50%	46.47%	(45.45)%	0.64%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense [2]	0.97%	0.97%	1.38%	1.39%	1.44%
Other operating expenses	0.15%	0.15%	0.21%	0.16%	0.12%
Total expenses (net)[3]	1.12%	1.12%	1.59%	1.55%	1.56%
Expenses prior to fee waivers and balance credits	1.15%	1.17%	1.74%	1.58%	1.56%
Expenses prior to fee waivers	1.15%	1.17%	1.74%	1.58%	1.56%
Net investment income (loss)	0.40%	0.84%	0.02%	0.15%	(0.07)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$279,292	$311,279	$243,156	$169,854	$331,476
Liquidation Value of Preferred Stock, End of Period (in thousands)	$60,000	$60,000	$60,000	$60,000	$60,000
Portfolio Turnover Rate	30%	27%	30%	42%	41%
PREFERRED STOCK:
Total shares outstanding	2,400,000	2,400,000	2,400,000	2,400,000	2,400,000
Asset coverage per share	$141.37	$154.70	$126.32	$95.77	$163.11
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.41	$25.11	$23.47	$23.08	$24.06

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]

The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets applicable to Common Stockholders over a 12-month basis.

[3]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 0.93%, 0.91%, 1.21%, 1.26% and 1.33% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 45

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Micro-Cap Trust, Inc. (the “Fund”), was incorporated under the laws of the State of Maryland on September 9, 1993, as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level	1 – quoted prices in active markets for identical securities.
Level

2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level	3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common Stocks	$261,670,632	$30,721,125	$347,895	$292,739,652
Preferred Stocks	–	726,544	–	726,544
Cash Equivalents	4,501,603	48,006,000	–	52,507,603

Level 3 Reconciliation:

					Realized and Unrealized Gain (Loss)[1]
	Balance as of 12/31/10	Purchases	Transfers Out			Balance as of 12/31/11
				Sales

Common Stocks	$36,229	$559,456	$–	$–	$(247,790)	$347,895

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

46 | 2011 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Commencing March 2011, the Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce & Associates, LLC (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

2011 Annual Report to Stockholders | 47

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Recent Accounting Pronouncements:
     In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Stock:
     The Fund issued 881,817 and 117,475 shares of Common Stock as reinvestment of distributions by Common Stockholders for the years ended December 31, 2011 and 2010, respectively.
     At December 31, 2011, 2,400,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     As compensation for its services under the Investment Advisory Agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
     The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of Preferred Stock, for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
     Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate.
     For the twelve rolling 36-month periods in 2011, the Fund’s investment performance ranged from 19% above to 10% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,058,000 and a net downward adjustment of $54,929 for the performance of the Fund relative to that of the Russell 2000. Additionally, Royce voluntarily waived a portion of its investment advisory fee ($105,001) attributable to issues of the Fund’s Preferred Stock for those months in which the Fund’s average annual NAV total return failed to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2011, the Fund accrued and paid Royce investment advisory fees totaling $2,898,070.

48 | 2011 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2011, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $92,774,361 and $92,061,192, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2011 and 2010 was as follows:			The tax character of distributions paid to preferred stockholders during 2011 and 2010 was as follows:

Distributions paid from:	2011	2010	Distributions paid from:	2011	2010
Ordinary income	$1,505,199	$1,720,810	Ordinary income	$660,851	$2,832,980
Long-term capital gain	6,694,405	465,903	Long-term capital gain	2,939,149	767,020

Return of capital	6,511,252	–		$3,600,000	$3,600,000

	$14,710,856	$2,186,713

As of December 31, 2011, tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$52,119,436
Post October loss*	(7,394)
Accrued preferred distributions	(80,000)

$52,032,042

*

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, the Fund had $7,394 of post October currency losses.

     The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales, partnership investments and the unrealized gains on Passive Foreign Investment Companies.
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net	Paid-in
Investment Income	Realized Gain (Loss)	Capital
$675,185	$(362,442)	$(312,743)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2008-2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
     An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2011:

	Shares	Market Value	Cost of	Cost of	Realized	Dividend	Shares	Market Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	Gain (Loss)	Income	12/31/11	12/31/11
Integrated Electrical Services	277,300	$967,777	$2,650,870	$3,672,127	$(2,621,497)	–	1,122,500	$2,155,200
		$967,777			$(2,621,497)			$2,155,200

2011 Annual Report to Stockholders | 49

Royce Micro-Cap Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Micro-Cap Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Micro-Cap Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Micro-Cap Trust, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2012

50 | 2011 Annual Report to Stockholders

Royce Focus Trust	December 31, 2011

Schedule of Investments

	SHARES	VALUE
COMMON STOCKS – 102.6%

Consumer Discretionary – 7.4%
Automobiles - 1.6%
Thor Industries	85,000	$2,331,550

Specialty Retail - 5.8%
Buckle (The)	120,000	4,904,400
GameStop Corporation Cl. A 1,[2]	160,000	3,860,800

		8,765,200

Total (Cost $10,016,646)		11,096,750

Consumer Staples – 6.8%
Food Products - 4.8%
Cal-Maine Foods	70,000	2,559,900
Industrias Bachoco ADR	90,000	1,716,300
Sanderson Farms	60,000	3,007,800

		7,284,000

Personal Products - 2.0%
Nu Skin Enterprises Cl. A	60,000	2,914,200

Total (Cost $7,238,888)		10,198,200

Energy – 13.4%
Energy Equipment & Services - 10.3%
Ensco ADR	75,000	3,519,000
Helmerich & Payne	50,000	2,918,000
Pason Systems	150,000	1,766,871
Tesco Corporation [2]	100,000	1,264,000
Trican Well Service	220,000	3,789,939
Unit Corporation [2]	50,000	2,320,000

		15,577,810

Oil, Gas & Consumable Fuels - 3.1%
Exxon Mobil	55,000	4,661,800

Total (Cost $15,452,863)		20,239,610

Financials – 19.8%
Capital Markets - 13.9%
† Affiliated Managers Group [2]	33,600	3,223,920
Ashmore Group	600,000	3,112,212
Franklin Resources	50,000	4,803,000
INTL FCStone [2]	65,000	1,532,050
Knight Capital Group Cl. A [2]	150,000	1,773,000
Partners Group Holding	10,000	1,744,916
Sprott	400,000	2,273,374
Value Partners Group	4,900,000	2,504,700

		20,967,172

Insurance - 3.8%
Berkshire Hathaway Cl. B [2]	75,000	5,722,500

Real Estate Management & Development - 2.1%
Kennedy-Wilson Holdings	300,000	3,174,000

Total (Cost $28,013,687)		29,863,672

	SHARES	VALUE
Health Care – 1.3%
Biotechnology - 1.3%
Myriad Genetics [2]	95,000	$1,989,300

Total (Cost $2,231,094)		1,989,300

Industrials – 8.0%
Building Products - 1.1%
Simpson Manufacturing	50,000	1,683,000

Construction & Engineering - 1.3%
Jacobs Engineering Group [2]	50,000	2,029,000

Electrical Equipment - 0.9%
GrafTech International [2]	100,000	1,365,000

Machinery - 3.4%
Lincoln Electric Holdings	60,000	2,347,200
Pfeiffer Vacuum Technology	5,000	437,586
Semperit AG Holding	60,000	2,310,237

		5,095,023

Road & Rail - 1.3%
Patriot Transportation Holding [2]	90,000	1,953,000

Total (Cost $9,211,271)		12,125,023

Information Technology – 16.8%
Computers & Peripherals - 6.7%
† Apple [2]	6,000	2,430,000
† SanDisk Corporation [2]	60,000	2,952,600
Western Digital [2]	150,000	4,642,500

		10,025,100

Semiconductors & Semiconductor Equipment - 6.7%
Analog Devices	142,000	5,080,760
MKS Instruments	130,000	3,616,600
† Veeco Instruments 1,[2]	70,000	1,456,000

		10,153,360

Software - 3.4%
Microsoft Corporation	200,000	5,192,000

Total (Cost $24,302,828)		25,370,460

Materials – 29.1%
Chemicals - 6.3%
† LSB Industries [2]	100,000	2,803,000
Mosaic Company (The)	85,000	4,286,550
† Westlake Chemical	60,000	2,414,400

		9,503,950

Metals & Mining - 22.8%
Alamos Gold	120,000	2,067,239
Allied Nevada Gold [2]	160,000	4,844,800
Centamin [2]	1,200,000	1,548,000
Endeavour Mining [2]	450,000	1,073,374
Fresnillo	70,000	1,660,002
† Globe Specialty Metals	150,000	2,008,500
Major Drilling Group International	180,000	2,745,718
†Newmont Mining	75,000	4,500,750
Nucor Corporation	50,000	1,978,500
Pan American Silver	118,500	2,584,485
Reliance Steel & Aluminum	75,000	3,651,750
Schnitzer Steel Industries Cl. A	75,000	3,171,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 51

Royce Focus Trust	December 31, 2011

Schedule of Investments

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Seabridge Gold [2]	160,000	$2,577,600

		34,411,718

Total (Cost $39,631,147)		43,915,668

TOTAL COMMON STOCKS
(Cost $136,098,424)		154,798,683

REPURCHASE AGREEMENT – 14.0%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $21,045,023 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at
$21,575,866)
(Cost $21,045,000)		21,045,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.0%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $1,496,950)	$1,496,950

TOTAL INVESTMENTS – 117.6%
(Cost $158,640,374)	177,340,633

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.0)%	(1,484,714)

PREFERRED STOCK – (16.6)%	(25,000,000)

NET ASSETS APPLICABLE TO COMMON
STOCKHOLDERS – 100.0%
$150,855,919

†	New additions in 2011.
[1]	All or a portion of these securities were on loan at December 31, 2011. Total market value of loaned securities at December 31, 2011, was $1,448,196.
[2]	Non-income producing.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2011, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $157,980,495. At December 31, 2011, net unrealized appreciation for all securities was $19,360,138, consisting of aggregate gross unrealized appreciation of $30,289,524 and aggregate gross unrealized depreciation of $10,929,386. The primary difference between book and tax basis cost is the recognition of investments in publicly traded partnerships.

52 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust	December 31, 2011

Statement of Assets and Liabilities

ASSETS:
Total investments at value (including collateral on loaned securities)	$156,295,633
Repurchase agreements (at cost and value)	21,045,000
Cash and foreign currency	129,233
Receivable for dividends and interest	121,805
Prepaid expenses and other assets	22,276

Total Assets	177,613,947

LIABILITIES:
Payable for collateral on loaned securities	1,496,950
Payable for investment advisory fee	150,817
Preferred dividends accrued but not yet declared	33,323
Accrued expenses	76,938

Total Liabilities	1,758,028

PREFERRED STOCK:
6.00% Cumulative Preferred Stock - $0.001 par value, $25 liquidation value per share; 1,000,000 shares outstanding	25,000,000

Total Preferred Stock	25,000,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$150,855,919

ANALYSIS OF NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock paid-in capital - $0.001 par value per share; 20,494,452 shares outstanding (150,000,000 shares authorized)	$131,533,173
Undistributed net investment income (loss)	(156,651)
Accumulated net realized gain (loss) on investments and foreign currency	814,498
Net unrealized appreciation (depreciation) on investments and foreign currency	18,698,232
Preferred dividends accrued but not yet declared	(33,333)

Net Assets applicable to Common Stockholders (net asset value per share - $7.36)	$150,855,919

Investments at identified cost (including $1,496,950 of collateral on loaned securities)	$137,595,374
Market value of loaned securities	1,448,196

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 53

Royce Focus Trust	Year Ended December 31, 2011

Statement of Operations

INVESTMENT INCOME:
Income:
Dividends[1]	$2,587,495
Interest	4,786
Securities lending	98,504

Total income	2,690,785

Expenses:
Investment advisory fees	1,937,808
Stockholder reports	74,011
Custody and transfer agent fees	62,105
Professional fees	43,182
Directors’ fees	36,450
Administrative and office facilities	19,514
Other expenses	67,764

Total expenses	2,240,834

Net investment income (loss)	449,951

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	7,976,035
Foreign currency transactions	(14,428)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(25,246,983)
Other assets and liabilities denominated in foreign currency	(4,680)

Net realized and unrealized gain (loss) on investments and foreign currency	(17,290,056)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	(16,840,105)

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	$(18,340,105)

[1] Net of foreign withholding tax of $119,271.

54 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Statement of Changes in Net Assets Applicable to Common Stockholders

	Year ended	Year ended
	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$449,951	$(214,447)
Net realized gain (loss) on investments and foreign currency	7,961,607	13,893,721
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(25,251,663)	18,614,471

Net increase (decrease) in net assets from investment operations	(16,840,105)	32,293,745

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(941,621)
Net realized gain on investments and foreign currency	(1,500,000)	(558,379)

Total distributions to Preferred Stockholders	(1,500,000)	(1,500,000)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
FROM INVESTMENT OPERATIONS	(18,340,105)	30,793,745

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net realized gain on investments and foreign currency	(5,749,656)	–
Return of capital	(2,456,896)	–

Total distributions to Common Stockholders	(8,206,552)	–

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	5,111,803	–

Total capital stock transactions	5,111,803	–

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	(21,434,854)	30,793,745

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of year	172,290,773	141,497,028

End of year (including undistributed net investment income (loss) of $(156,651) at 12/31/11 and $(1,318,551) at 12/31/10)	$150,855,919	$172,290,773

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	2011 Annual Report to Stockholders | 55

Royce Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Years ended December 31,

	2011	2010	2009	2008	2007

NET ASSET VALUE, BEGINNING OF PERIOD	$8.72	$7.16	$4.76	$8.92	$9.75

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(0.01)	0.03	0.07	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.86)	1.65	2.54	(3.67)	1.12

Total investment operations	(0.84)	1.64	2.57	(3.60)	1.27

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.05)	(0.08)	(0.01)	(0.02)
Net realized gain on investments and foreign currency	(0.07)	(0.03)	–	(0.07)	(0.07)

Total distributions to Preferred Stockholders	(0.07)	(0.08)	(0.08)	(0.08)	(0.09)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS FROM INVESTMENT OPERATIONS	(0.91)	1.56	2.49	(3.68)	1.18

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	–	(0.00)	(0.07)	(0.44)
Net realized gain on investments and foreign currency	(0.29)	–	–	(0.37)	(1.57)
Return of capital	(0.12)	–	(0.09)	(0.03)	–

Total distributions to Common Stockholders	(0.41)	–	(0.09)	(0.47)	(2.01)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	–	(0.00)	(0.01)	(0.00)

Total capital stock transactions	(0.04)	–	(0.00)	(0.01)	(0.00)

NET ASSET VALUE, END OF PERIOD	$7.36	$8.72	$7.16	$4.76	$8.92

MARKET VALUE, END OF PERIOD	$6.30	$7.57	$6.33	$4.60	$8.97

TOTAL RETURN:[1]
Market Value	(11.75)%	19.59%	40.84%	(44.94)%	3.02%
Net Asset Value	(10.51)%	21.79%	53.95%	(42.71)%	12.22%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment advisory fee expense	1.15%	1.17%	1.16%	1.13%	1.14%
Other operating expenses	0.18%	0.20%	0.26%	0.21%	0.18%
Total expenses (net)[2]	1.33%	1.37%	1.42%	1.34%	1.32%
Expenses prior to fee waivers and balance credits	1.33%	1.37%	1.48%	1.39%	1.31%
Expenses prior to fee waivers	1.33%	1.37%	1.48%	1.39%	1.31%
Net investment income (loss)	0.27%	(0.15)%	0.49%	0.72%	1.13%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders,
End of Period (in thousands)	$150,856	$172,291	$141,497	$92,550	$165,807
Liquidation Value of Preferred Stock,
End of Period (in thousands)	$25,000	$25,000	$25,000	$25,000	$25,000
Portfolio Turnover Rate	33%	36%	46%	51%	62%
PREFERRED STOCK:
Total shares outstanding	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Asset coverage per share	$175.86	$197.29	$166.48	$117.55	$190.81
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average month-end market value per share	$25.65	$25.38	$23.56	$22.89	$24.37

[1]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]

Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.16%, 1.17%, 1.16%, 1.14% and 1.15% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

56 | 2011 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Royce Focus Trust

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Focus Trust, Inc. (the “Fund”), is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Royce & Associates, LLC (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
     At December 31, 2011, officers, employees of Royce, Fund directors, the Royce retirement plans and other affiliates owned 25% of the Fund.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Fund’s Board of Directors. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –

other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total

Common Stocks	$127,764,515	$27,034,168	–	$154,798,683
Cash Equivalents	1,496,950	21,045,000	–	22,541,950

Repurchase Agreements:
     The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

2011 Annual Report to Stockholders | 57

Royce Focus Trust

Notes to Financial Statements (continued)

Securities Lending:
      The Fund loans securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Fund on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund retains the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Fund’s securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Taxes:
     As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

Distributions:
     Commencing March 2011, the Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are accrued daily and paid quarterly and distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income are first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income are allocated to both Preferred and Common Stockholders, the tax character of such allocations is proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Recent Accounting Pronouncements:
     In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Stock:
     The Fund issued 735,388 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2011.
     At December 31, 2011, 1,000,000 shares of 6.00% Cumulative Preferred Stock were outstanding. The Fund, at its option, may redeem the Cumulative Preferred Stock, in whole or in part, at the redemption price. The Cumulative Preferred Stock is classified outside of permanent equity

58 | 2011 Annual Report to Stockholders

Royce Focus Trust

Notes to Financial Statements (continued)

Capital Stock (continued):
(net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, that requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer.
     The Fund is required to meet certain asset coverage tests with respect to the Cumulative Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Cumulative Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Cumulative Preferred Stock.

Investment Advisory Agreement:
     The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets applicable to Common Stockholders plus the liquidation value of Preferred Stock. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock’s dividend rate. For the year ended December 31, 2011, the Fund accrued and paid Royce investment advisory fees totaling $1,937,808.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2011, the costs of purchases and proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, amounted to $57,431,167 and $60,960,878, respectively.

Distributions to Stockholders:

The tax character of distributions paid to common stockholders during 2011 and 2010 was as follows:			The tax character of distributions paid to preferred stockholders during 2011 and 2010 was as follows:

Distributions paid from:	2011	2010	Distributions paid from:	2011	2010
Ordinary income	$561,089	$–	Ordinary income	$146,380	$941,621
Long-term capital gain	5,188,567	–	Long-term capital gain	1,353,620	558,379

Return of capital	2,456,896	–		$1,500,000	$1,500,000

	$8,206,552	$–

As of December 31, 2011, the tax basis components of distributable earnings included in stockholders’ equity were as follows:

Net unrealized appreciation (depreciation)	$19,358,112
Post October loss*	(2,033)
Accrued preferred distributions	(33,333)

	$19,322,746

*

Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2011, the Fund had $2,033 of post October currency losses.

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to partnership investments and the unrealized gains on Passive Foreign Investment Companies.

     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences and different characterization of distributions made by the Fund. For the year ended December 31, 2011, the Fund recorded the following permanent reclassifications. Results of operations and net assets were not affected by these reclassifications.

Undistributed Net	Accumulated Net
Investment Income	Realized Gain (Loss)
$711,949	$(711,949)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2008-2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements.

2011 Annual Report to Stockholders | 59

Royce Focus Trust

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royce Focus Trust, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Royce Focus Trust, Inc., (“Fund”) including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Focus Trust, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER, & BAKER LLP

Philadelphia, Pennsylvania
February 21, 2012

60 | 2011 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds,745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1, President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee1
Age: 57 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age:60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2011 Annual Report to Stockholders | 61

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
     Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
     All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
     The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock and up to 10% of the issued and outstanding shares of its respective preferred stock during the year ending December 31, 2011. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.
     Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share's then current net asset value. The timing and terms of any such offerings are within each Board's discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for Royce Value Trust and Royce Micro-Cap Trust and to Nasdaq for Royce Focus Trust, respectively, the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s or Nasdaq’s Corporate Governance listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2010, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

62 | The Royce Funds 2011 Annual Report to Stockholders

Notes to Performance and Other Important Information

Royce Value Trust, Inc.
At the 2011 Annual Meeting of Stockholders held on September 22, 2011, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Richard M. Galkin*	65,521,550	4,133,445

Stephen L. Isaacs*	65,555,428	4,099,567

Patricia W. Chadwick**	8,192,681	89,368

David L. Meister**	8,178,302	103,747

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Transaction Approved by Royce Value Trust Board of Directors
The Board of Directors of Royce Value Trust, Inc. (“RVT”) has approved, subject to stockholder and other regulatory approvals, the contribution of approximately $100 million of RVT’s assets to a newly formed non-diversified, closed-end investment company, Royce Global Value Trust, Inc. (“RGT”). All of RGT’s common stock would then be distributed to the common stockholders of RVT. There is no assurance that necessary stockholder and regulatory approvals will be obtained.

Royce Micro-Cap Trust, Inc.
At the 2011 Annual Meeting of Stockholders held on September 22, 2011, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Patricia W. Chadwick*	2,235,610	43,570

Richard M. Galkin*	25,195,221	1,692,547

Stephen L. Isaacs**	25,205,257	1,682,511

David L. Meister**	2,231,011	48,169

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

Royce Focus Trust, Inc.
At the 2011 Annual Meeting of Stockholders held on September 22, 2011, the Fund’s stockholders elected four Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Patricia W. Chadwick*	16,525,914	454,879

Richard M. Galkin*	16,544,888	435,905

Stephen L. Isaacs**	916,834	11,594

David L. Meister**	916,600	11,828

*	Common Stock and Preferred Stock voting together as a single class
**	Preferred Stock voting as a separate class

The Royce Funds 2011 Annual Report to Stockholders | 63

2011: In Quotes

Stocks are an imperfect asset, superior only to every other investment over long periods.
– Knight Kiplinger, Kiplinger’s Personal Finance, December 2011

Points To Ponder
Across Europe just now men who thought their title was “minister of finance” have woken up to the idea that their job is actually government bond salesman.

– Michael Lewis, Vanity Fair, March 2011

Many European companies are in better shape than the nations in which they’re based.

– James H. Glassman, Kiplinger’s Magazine, December 2011

In Absolute Agreement
Stocks have climbed a wall of worry for 42 years. The bigger the worry, the better the returns.

– Bob Olstein, Morningstar Advisor,
February/March 2011

As long as inflation doesn’t ramp up to the double-digit levels of the 1970s and early 1980s—a scenario I consider extremely unlikely—stocks will act as an excellent hedge. The reason is simple: Stocks are claims on real assets, such as land and plant and equipment, which appreciate in value as overall prices increase.

– Jeremy J. Siegel, Kiplinger’s Personal Finance, June 2011

To the extent that some managers are trying to replace active security selection with active allocation across sectors, that is another name for market timing. History suggests that is rarely a durable strategy.

– Edward Bernard, T. Rowe Price Vice Chairman, Bloomberg, June 9, 2011

Unquestionably, some people have become very rich through the use of borrowed money. However, that’s also been a way to get very poor. When leverage works, it magnifies your gains. Your spouse thinks you’re clever, and your neighbors get envious. But leverage is addictive. Once having profited from its wonders, very few people retreat to more conservative practices. And as we all learned in third grade—and some relearned in 2008—any series of positive numbers, however impressive the numbers may be, evaporates when multiplied by a single zero. History tells us that leverage all too often produces zeroes, even when it is employed by very smart people.

– Warren Buffett, 2010 Berkshire Hathaway
Letter to Shareholders

From now on, price pressure and shortages of resources will be a permanent feature of our lives… The world is using up its natural resources at an alarming rate, and this has caused a permanent shift in their value. We all need to adjust our behavior to this new environment. It would help if we did it quickly.

– Jeremy Grantham, The New York Times,
August 11, 2011

If investing was just all history, the historians would be billionaires. Same with quant and algorithms. High quality stocks in the US and the emerging markets are the place to be, and this panic is a wonderful opportunity to buy them.
– Barton Biggs, Macroeconomic Thoughts,
August 16, 2011

When markets are highly correlated is exactly when you have really good opportunities to make great long-term investments.

– David Chung, Barron’s, September 5, 2011

Our discipline is very much bottom-up stock-picking, with a strong value-investing bias. I am very cheap in terms of what we want to pay for things. It is not like we don’t like growth. We like growth as much as the next guy. But we just don’t want to pay pie-in-the-sky prices for future bets.

– Michael Katz, Barron’s, November 26, 2011

Cocktail Conversation
The pace at which we can reach our destination of economic bliss will be governed by four things—our power to control population, our determination to avoid wars and civil dissensions, our willingness to entrust to science the direction of those matters which are properly the concern of science, and the rate of accumulation as fixed by the margin between our production and our consumption; of which the last will easily look after itself, given the first three.

– John Maynard Keynes, Economic Possibilities for our Grandchildren, 1930

Some people say they want to wait for a clearer view of the future. But when the future is again clear, the present bargains will have vanished. In fact, does anyone think that today’s prices will prevail once full confidence has been restored?

– Dean Witter, May 1932

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

64 | This page is not part of the 2011 Annual Report to Stockholders

About The Royce Funds

Wealth Of Experience	Consistent Discipline

With approximately $34 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $144 million invested in The Royce Funds.

Contact Us

General Information	RIA Services	Broker/Dealer Services	Computershare
Additional Report Copies and Prospectus Inquiries (800) 221-4268	Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Transfer Agent and Registrar (800) 426-5523	CE-REP-1211

Item 2. Code(s) of Ethics.  As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)

The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)

Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees:
Year ended December 31, 2011 - $31,000
Year ended December 31, 2010 - $30,000

(b)

Audit-Related Fees:
Year ended December 31, 2011 - $1,500 – Preparation of reports to rating agency for Preferred Stock
Year ended December 31, 2010 - $1,500 – Preparation of reports to rating agency for Preferred Stock

(c)

Tax Fees:
Year ended December 31, 2011 - $6,900 – Preparation of tax returns
Year ended December 31, 2010 - $6,800 – Preparation of tax returns

(d)

All Other Fees:
Year ended December 31, 2011 - $0
Year ended December 31, 2010 - $0

(e)(1)

Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)

Not Applicable

(f)

Not Applicable

(g)

Year ended December 31, 2011 - $8,400

Year ended December 31, 2010 - $8,300

(h)

No such services were rendered during 2011 or 2010.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

June 5, 2003, as amended
through October 22, 2009

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates, LLC (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the continuous oversight of the Head of Administration, an Administrative Assistant designated by him is responsible for monitoring receipt of all proxies and ensuring that proxies are received for all securities for which Royce has proxy voting responsibility. All proxy materials are logged in upon receipt by Royce’s Librarian.

Voting of Proxies. Once proxy material has been logged in by Royce’s Librarian, it is then promptly reviewed by the designated Administrative Assistant to evaluate the issues presented. Regularly recurring matters are usually voted as recommended by the issuer’s board of directors or “management.” The Head of Administration or his designee, in consultation with the Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Administrative Assistant has an up-to-date list of these matters at all times, including instructions from Royce’s Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. If the portfolio manager determines that information concerning any proxy requires analysis, is missing or incomplete, he or she then gives the proxy to an analyst or another portfolio manager for review and analysis.

a.

From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Administrative Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Administrative Assistant then presents these proposed votes to the Head of Administration, or his designee, and the Chief Investment Officer. The Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes for which different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both the Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.

There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.

A portfolio manager may, on occasion, determine to abstain from voting a proxy or a specific proxy item when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.

When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.

If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds' voting power at the up-coming stockholder meeting. A material effect is defined as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. Monthly, the Head of Administration or his designee will review the summary of this activity by State Street. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the continuous oversight of the Head of Administration, or his designee, the designated Administrative Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Administrative Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Head of Administration, or his designee, develops and updates the list of such public companies or their known affiliates which is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Head of Administration or his designee by the designated Administrative Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Head of Administration or his designee maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by the Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained in the Company File maintained by Royce’s Librarian in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

-

The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.

-

Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).

-

Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

 (a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2011)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	President and member of the Board of Directors of the Registrant	Since 1993

President, Co-Chief Investment Officer and member of the Board of Managers of Royce & Associates, LLC (“Royce”), investment adviser to the Registrant, Royce Focus Trust, Inc. , Royce Value Trust, Inc. ("RVT"), The Royce Fund (“TRF”) and Royce Capital Fund ("RCF") (collectively, "The Royce Funds").

Chris Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Portfolio Manager and Senior Analyst at Royce (since 1993).
James Harvey	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Portfolio Manager and Analyst at Royce (since 1999).

*Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of the Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2011)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based
Charles M. Royce
	Registered investment companies	17	$19,258,325,840	5	$1,578,113,476
	Private pooled investment vehicles	2	$33,717,000	1	$31,255,000
	Other accounts*	11	$41,088,226	-	-

Chris Flynn
	Registered investment companies	4	$5,993,100,130	2	$1,526,210,327
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

James Harvey
	Registered investment companies	5	$615,703,487	2	$342,727,176
	Private pooled investment vehicles	1	$16,182,000	1	$16,182,000
	Other accounts*	-	-	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce & Associates, LLC (“Royce”) to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce's retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager's compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and Royce Value Trust) is based, in part, on performance-based fee revenues. The Registrant and Royce Value Trust pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index. In addition, three other registered investment company accounts, Royce Select Fund I, Royce Select Fund II and Royce SMid-Cap Select Fund, for which the Portfolio Manager serves as Assistant Portfolio Manager, each pay Royce a performance-based fee.

Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities in their personal investment portfolios.

Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2011)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Performance-Related Variable Compensation (generally the largest element of each Portfolio Manager's compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager's compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager's experience and responsibilities.

-

PERFORMANCE-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Performance-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Performance-Related Variable Compensation received by Charles M. Royce that relates to each of the Registrant and Royce Value Trust is performance-based fee revenue. For all Portfolio Managers, the Performance-Related Variable Compensation applicable to the registered investment company accounts managed by the Portfolio Manager is subject to downward adjustment or elimination based on a combination of 3-year, 5-year and 10-year risk-adjusted pre-tax returns of such accounts relative to all small-cap objective funds with three years of history tracked by Morningstar (as of December 31, 2011 there were 371 such Funds tracked by Morningstar), 5-year absolute returns of such accounts relative to 5-year U.S. Treasury Notes and absolute returns over the prior full market cycle and current cycle to date vs. the accounts’ benchmark. The Performance-Related Variable Compensation applicable to non-registered investment company accounts managed by a Portfolio Manager, and to Royce Select Funds, is not subject to performance-related adjustment.

Payment of the Performance-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Performance-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager's total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company account for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly variable compensation based on Royce's net revenues.

-

BENEFIT PACKAGE. Each Portfolio Manager also receives benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce's 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce's parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Managers' overall compensation.

Charles M. Royce, in addition to the above-described compensation, also receive variable compensation based on Royce's retained pre-tax operating profit. This variable compensation, along with the Performance-Related Variable Compensation and Firm-Related Variable Compensation, generally represents the most significant element of Mr. Royce's compensation. A portion of the above-described compensation payable to Mr. Royce relates to his responsibilities as Royce's Chief Executive Officer, Co-Chief Investment Officer and President of The Royce Funds.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2011)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris Flynn	$100,001 to $500,000
James Harvey	None

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12.  Exhibits.  Attached hereto.

 (a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/Charles M. Royce

Charles M. Royce
President

Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/Charles M. Royce

BY: /s/John D. Diederich

Charles M. Royce

John D. Diederich

President

Chief Financial Officer

Date: February 27, 2012

Date: February 27, 2012